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                         RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.,

                                            as Depositor

                                                and

                                     WILMINGTON TRUST COMPANY,

                                          as Owner Trustee

                           ______________________________________________

                                AMENDED AND RESTATED TRUST AGREEMENT

                                   Dated as of September 28, 2006

                           _____________________________________________

                                   Home Loan-Backed Certificates,
                                          Series 2006-HI4

                                          TABLE OF CONTENTS

ARTICLE III       CONVEYANCE OF THE HOME
                  LOANS;

        Section 3.05.     Registration of and Limitations on Transfer and Exchange of

        Section 4.04.     No Duties Except as Specified under Specified Documents or in
                          Instructions.....................................................12

        Section 4.05.     Restrictions.....................................................13

        Section 4.06.     Prior Notice to Certificateholders and the Credit Enhancer with

        Section 10.13.    Rights of Credit Enhancer to Exercise Rights of Certificateholders28

Exhibit A......Form of Home Loan Backed Certificate
Exhibit B......Certificate of Trust of Home Loan Trust 2006-HI4
Exhibit C......Form of Rule 144A Investment Representation
Exhibit D......Form of Investor Representation Letter
Exhibit E......Form of Transferor Representation Letter
Exhibit F......Certificate of Non-Foreign Status
Exhibit G......Form of ERISA Representation Letter

        This Amended and Restated Trust  Agreement,  dated as of September 28, 2006 (as amended from time to time, this "Trust  Agreement"),  between RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC., a
Delaware  corporation,  as depositor  (the  "Depositor")  and WILMINGTON  TRUST COMPANY,  a Delaware
banking corporation, as owner trustee (the "Owner Trustee"),

                                          WITNESSETH THAT:

        WHEREAS,  the  Depositor and the Owner Trustee  entered into a trust  agreement  dated as of
September 19, 2006, in connection  with the formation of a Delaware  statutory trust (the "Original
Trust Agreement");

        WHEREAS,  the Depositor  and the Owner Trustee wish to amend and restate the Original  Trust
Agreement;

        NOW,  THEREFORE,  in consideration of the mutual agreements herein contained,  the Depositor and the Owner Trustee agree as follows:

ARTICLE I

                                            DEFINITIONS

Section 1.01    Definitions.  For all  purposes  of  this  Trust  Agreement,  except  as  otherwise expressly  provided  herein  or  unless  the  context  otherwise  requires,  capitalized  terms  not otherwise  defined  herein  shall have the  meanings  assigned  to such  terms in  Appendix A to the
Indenture dated September 28, 2006 (the "Indenture"),  between Home Loan Trust 2006-HI4,  as issuer, and JPMorgan Chase Bank,  National  Association,  as indenture trustee.  All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02    Other Definitional Provisions.

(a)     All terms defined in this Trust Agreement  shall have the defined  meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)     As used in this Trust  Agreement and in any  certificate or other document made or delivered pursuant  hereto or thereto,  accounting  terms not defined in this Trust  Agreement  or in any such certificate or other  document,  and accounting  terms partly defined in this Trust  Agreement or in any such  certificate  or other  document  to the extent  not  defined,  shall  have the  respective meanings  given to them under  generally  accepted  accounting  principles.  To the extent  that the definitions  of  accounting  terms  in this  Trust  Agreement  or in any such  certificate  or other document  are  inconsistent  with the  meanings of such terms under  generally  accepted  accounting principles,  the definitions  contained in this Trust Agreement or in any such  certificate or other document shall control.

(c)     The words  "hereof,"  "herein,"  "hereunder"  and words of similar  import when used in this
Trust Agreement  shall refer to this Trust Agreement as a whole and not to any particular  provision of this Trust Agreement;  Article,  Section and Exhibit references contained in this Trust Agreement are references to Articles,  Sections and Exhibits in or to this Trust  Agreement  unless  otherwise specified; and the term "including" shall mean "including without limitation".

(d)     The definitions  contained in this Trust Agreement are applicable to the singular as well as the plural forms of such terms and to the  masculine  as well as to the feminine and neuter  genders of such terms.

(e)     Any agreement,  instrument or statute  defined or referred to herein or in any instrument or certificate  delivered in connection  herewith means such  agreement,  instrument or statute as from time to  time  amended,  modified  or  supplemented  and  includes  (in the  case of  agreements  or
instruments)   references  to  all  attachments  thereto  and  instruments   incorporated   therein;
references to a Person are also to its permitted successors and assigns.

ARTICLE II

                                            ORGANIZATION

Section 2.01    Name.  The trust created  hereby (the  "Trust")  shall be known as "Home Loan Trust
2006-HI4," in which name the Owner  Trustee may conduct the business of the Trust,  make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

Section 2.02    Office.  The  office of the  Trust  shall be in care of the  Owner  Trustee  at the
Corporate  Trust Office or at such other  address in Delaware as the Owner  Trustee may designate by written notice to the Certificateholders and the Depositor.

Section 2.03    Purposes  and  Powers.  The  purpose  of the Trust is to  engage  in the  following activities:(i)  to issue the Notes pursuant to the Indenture and the  Certificates  pursuant to this
Trust Agreement and to sell the Notes and the  Certificates;  (ii) to purchase the Home Loans and to pay the organizational,  start-up and transactional  expenses of the Trust; (iii) to assign,  grant, transfer,  pledge and  convey  the Home Loans  pursuant  to the  Indenture  and to hold,  manage and distribute  to the  Certificateholders  pursuant  to  Section  5.01 any  portion  of the Home  Loans released  from the Lien of, and  remitted to the Trust  pursuant  to, the  Indenture;  (iv) to enter into and perform its  obligations  under the Basic  Documents  to which it is to be a party;  (v) to engage in those  activities,  including  entering into agreements,  that are necessary,  suitable or
convenient  to  accomplish  the  foregoing  or  are  incidental  thereto  or  connected   therewith,
including,  without  limitation,  to accept additional  contributions of equity that are not subject to the Lien of the Indenture;  and (vi) subject to compliance  with the Basic  Documents,  to engage in such other  activities as may be required in  connection  with  conservation  of the Trust Estate and the  making  of  distributions  to the  Certificateholders  and the  Noteholders.  The  Trust is
hereby  authorized  to engage  in the  foregoing  activities.  The  Trust  shall  not  engage in any activity  other than in  connection  with the  foregoing or other than as required or  authorized by the terms of this Trust Agreement or the Basic  Documents while any Note is outstanding  without the consent of the  Holders of a majority of the  Certificate  Percentage  Interest of the  Certificates
and the Indenture Trustee.

Section 2.04    Appointment of Owner Trustee.  The Depositor  hereby  appoints the Owner Trustee as trustee of the Trust  effective  as of the date  hereof,  to have all the rights,  powers and duties set forth herein.

Section 2.05    Initial  Capital  Contribution of Owner Trust Estate.  The Depositor  hereby sells, assigns,  transfers,  conveys and sets over to the Trust, as of the date hereof,  the sum of $1. The
Owner Trustee hereby  acknowledges  receipt in trust from the Depositor,  as of the date hereof,  of the foregoing  contribution,  which shall  constitute  the initial  corpus of the Trust and shall be deposited in the Certificate  Distribution  Account.  The Owner Trustee also  acknowledges on behalf of the  Issuer,  the  receipt in trust of the Home Loans and such other  collateral  assigned to the
Trust pursuant to Section 3.01, which shall constitute the Owner Trust Estate.

Section 2.06    Declaration  of Trust.  The Owner  Trustee  hereby  declares that it shall hold the
Owner Trust  Estate in trust upon and  subject to the  conditions  set forth  herein for the use and benefit  of the  Certificateholders,  subject  to the  obligations  of the  Trust  under  the  Basic
Documents.  It is the intention of the parties  hereto that the Trust  constitute a statutory  trust under  the  Statutory  Trust  Statute  and  that  this  Trust  Agreement  constitute  the  governing instrument of such statutory  trust.  Effective as of the date hereof,  the Owner Trustee shall have all rights,  powers and duties set forth herein and in the  Statutory  Trust Statute with respect to accomplishing  the purposes of the Trust.  For  purposes of this  Declaration  of Trust,  "Statutory
Trust  Statute"  means  Chapter 38 of Title 12 of the  Delaware  Code,  12 Del. C.ss.3801 et. Seq. as
the same may be  amended or  supplemented  from time to time.  It is the  intention  of the  parties hereto  that,  solely for federal,  state and local income and  franchise  tax  purposes,  the Trust shall be treated as an entity  disregarded from the sole holder of 100% of the  Certificates,  which
Certificates shall initially be owned by the Depositor or an affiliate  thereof,  and the provisions of this Trust  Agreement  shall be  interpreted to further this  intention.  If more than one person owns the  Certificates  for federal  income tax  purposes,  then it is the  intention of the parties hereto,  that solely for federal,  state and local income and franchise tax purposes the Trust shall be treated as a  partnership  (other  than a publicly  traded  partnership),  with the assets of the partnership  being the Trust Estate,  the partners of the partnership  being the  Certificateholders and the Notes being debt of the  partnership  and the  provisions of this Trust  Agreement  shall be interpreted  to further  this  intention.  The parties  agree  that,  unless  otherwise  required by appropriate  tax  authorities,  the Owner  Trustee  will  file or cause to be filed  annual or other necessary returns,  reports and other forms consistent with the  characterization of the Trust as an entity  wholly owned by the  Depositor or an affiliate  thereof,  or, if two or more persons own the
Certificates, as a partnership (other than a publicly traded partnership) for such tax purposes.

Section 2.07    Liability  of the  Holders of the  Certificates.  The  Holders of the  Certificates
shall be liable for any entity level taxes imposed on the Trust.

Section 2.08    Title to Trust  Property.  Legal title to the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where  applicable  law in any  jurisdiction requires  title to any part of the Owner  Trust  Estate to be vested in a trustee  or  trustees,  in which case title shall be deemed to be vested in the Owner Trustee,  a co-trustee  and/or a separate trustee, as the case may be.

Section 2.09    Situs of  Trust.  The  Trust  will be  located  and  administered  in the  State of
Delaware.  All bank  accounts  maintained  by the Owner  Trustee  on  behalf  of the Trust  shall be located in the State of  Delaware or the State of New York.  The Trust shall not have any  employees in any state  other than  Delaware;  provided,  however,  that  nothing  herein  shall  restrict  or prohibit the Owner Trustee from having  employees  within or without the State of Delaware or taking actions  outside  the State of  Delaware  in order to comply with  Section  2.03.  Payments  will be received  by the Trust only in  Delaware or New York,  and  payments  will be made by the Trust only from  Delaware or New York.  The only office of the Trust will be at the  Corporate  Trust Office in
Delaware.

Section 2.10    Representations  and Warranties of the Depositor.  The Depositor hereby  represents and warrants to the Owner Trustee that:

(i)     The  Depositor is duly  organized  and validly  existing as a  corporation  in good standing under the laws of the State of Delaware,  with power and authority to own its properties and to conduct  its  business  as such  properties  are  currently  owned and such  business  is presently conducted.

(ii)    The  Depositor is duly  qualified to do business as a foreign  corporation  in good standing and has obtained all  necessary  licenses and  approvals in all  jurisdictions  in which the ownership  or lease of its  property  or the  conduct of its  business  shall  require  such qualifications  and in which the failure to so qualify would have a material  adverse effect on the business,  properties,  assets or condition (financial or other) of the Depositor and the ability of the Depositor to perform under this Trust Agreement.

(iii)   The Depositor  has the power and  authority to execute and deliver this Trust  Agreement and to carry out its terms;  the  Depositor  has full power and authority to sell and assign the property to be sold and  assigned to and  deposited  with the Trust as part of the Trust and the Depositor has duly  authorized  such sale and assignment and deposit to the Trust by all necessary  corporate  action;  and the  execution,  delivery and  performance  of this Trust
        Agreement have been duly authorized by the Depositor by all necessary corporate action.

(iv)    The  consummation  of  the  transactions  contemplated  by  this  Trust  Agreement  and  the fulfillment  of the terms  hereof do not conflict  with,  result in any breach of any of the terms and provisions  of, or constitute  (with or without notice or lapse of time) a default under,  the  articles  of  incorporation  or  bylaws  of the  Depositor,  or any  indenture, agreement  or other  instrument  to which the  Depositor is a party or by which it is bound;
        nor result in the creation or imposition of any Lien upon any of its properties  pursuant to the terms of any such indenture,  agreement or other instrument  (other than pursuant to the
        Basic  Documents);  nor violate any law or, to the best of the  Depositor's  knowledge,  any order,  rule or  regulation  applicable  to the  Depositor of any court or of any federal or state regulatory body,  administrative agency or other governmental  instrumentality  having jurisdiction over the Depositor or its properties.

Section 2.11     Payment of Trust Fees.  The Owner  Trustee  shall pay the Trust's fees and expenses incurred with respect to the performance of the Trust's duties under the Indenture.

ARTICLE III

                                   CONVEYANCE OF THE HOME LOANS;
                                            CERTIFICATES

Section 3.01.    Conveyance of the Home Loans.  The Depositor,  concurrently  with the execution and delivery  hereof,  does  hereby  transfer,  convey,  sell and assign to the Trust,  on behalf of the
Holders  of the Notes and the  Certificates  and the  Credit  Enhancer,  without  recourse,  all its right,  title and  interest  in and to (i) the Home Loans,  all  interest  accruing  thereon and all collections in respect  thereof  received on or after the Cut-off Date,  (ii) property which secured a Home Loan and which has been acquired by  foreclosure  or deed in lieu of  foreclosure,  (iii) the interest of the  Depositor  in any  insurance  policies  in respect of the Home Loans,  and (iv) all proceeds of the  foregoing.  The Depositor  will also provide the Trust with the Credit  Enhancement
Instrument.

        The parties hereto intend that the  transaction  set forth herein be a sale by the Depositor to the Trust of all of its right,  title and  interest in and to the Home  Loans.  In the event that the  transaction  set forth herein is not deemed to be a sale,  the  Depositor  hereby grants to the
Trust a security  interest  in all of its right,  title and  interest  in, to and under (i) the Home
Loans,  all interest  accruing  thereon and all collections in respect thereof  received on or after the  Cut-off  Date,  (ii)  property  which  secured  a Home  Loan and  which  has been  acquired  by foreclosure  or deed in lieu of  foreclosure,  (iii) the interest of the  Depositor in any insurance policies  in  respect  of  the  Home  Loans,  and  (iv)  all  proceeds  of  the  foregoing  and  all distributions  thereon  and all  proceeds  thereof;  and this Trust  Agreement  shall  constitute  a security agreement under applicable law.

Section 3.02.    Initial  Ownership.  Upon the  formation  of the Trust by the  contribution  by the
Depositor  pursuant to Section 2.05 and until the  conveyance of the Home Loans pursuant to Section
3.01 and the issuance of the Certificates, the Depositor shall be the sole Certificateholder.

Section 3.03.    The Certificates.  The Certificates  shall be issued in a single  denomination of a
100% Certificate Percentage Interest.

        The Certificates  shall be executed on behalf of the Trust by manual or facsimile  signature of an authorized  officer of the Owner Trustee and  authenticated in the manner provided in Section
3.04.  Certificates  bearing the manual or facsimile  signatures  of  individuals  who were,  at the time when such  signatures  shall  have been  affixed,  authorized  to sign on behalf of the  Trust, shall be validly issued and entitled to the benefit of this Trust  Agreement,  notwithstanding  that such  individuals or any of them shall have ceased to be so authorized  prior to the  authentication and delivery of such  Certificates  or did not hold such offices at the date of  authentication  and delivery of such Certificates.  A Person shall become a  Certificateholder  and shall be entitled to the rights and  subject to the  obligations  of a  Certificateholder  hereunder  upon such  Person's acceptance of a Certificate duly registered in such Person's name, pursuant to Section 3.05.

        A transferee of a Certificate shall become a Certificateholder  and shall be entitled to the rights and  subject to the  obligations  of a  Certificateholder  hereunder  upon such  transferee's acceptance  of a  Certificate  duly  registered  in such  transferee's  name  pursuant  to and  upon satisfaction of the conditions set forth in Section 3.05.

Section 3.04.    Authentication  of  Certificates.  Concurrently  with the  acquisition  of the Home
Loans by the Trust,  the Owner Trustee or the Certificate  Paying Agent shall cause the Certificates in an  initial  Certificate  Percentage  Interest  of 100% to be  executed  on behalf of the  Trust, authenticated  and delivered to or upon the written order of the  Depositor,  signed by its chairman of the  board,  its  president  or any vice  president,  without  further  corporate  action  by the
Depositor,  in  authorized  denominations.  No  Certificate  shall entitle its holder to any benefit under  this  Trust  Agreement  or be  valid  for any  purpose  unless  there  shall  appear  on such
Certificate  a  certificate  of  authentication  substantially  in the form set forth in  Exhibit A, executed  by the  Owner  Trustee  or  the  Certificate  Paying  Agent,  by  manual  signature;  such authentication  shall  constitute  conclusive  evidence that such  Certificate  shall have been duly authenticated  and  delivered  hereunder.  All  Certificates  shall  be  dated  the  date  of  their authentication.

Section 3.05.    Registration of and Limitations on Transfer and Exchange of Certificates.

(a)     The  Certificate  Registrar  shall  keep or  cause  to be  kept,  at the  office  or  agency maintained  pursuant to Section 3.09, a Certificate  Register in which,  subject to such  reasonable regulations as it may prescribe,  the Certificate  Registrar  shall provide for the  registration of
Certificates  and of transfers  and  exchanges of  Certificates  as herein  provided.  The Indenture
Trustee shall be the initial  Certificate  Registrar.  If the  Certificate  Registrar  resigns or is removed, the Owner Trustee shall appoint a successor Certificate Registrar.

        Subject to satisfaction of the conditions set forth below,  upon surrender for  registration of transfer of any  Certificate  at the office or agency  maintained  pursuant to Section 3.09,  the
Owner Trustee shall execute,  authenticate and deliver (or shall cause the Certificate  Registrar as its authenticating agent to authenticate and deliver),  in the name of the designated  transferee or transferees,  one or more new  Certificates in authorized  denominations  of a like aggregate amount dated the date of  authentication  by the Owner Trustee or any  authenticating  agent. At the option of a  Certificateholder,  Certificates  may  be  exchanged  for  other  Certificates  of  authorized denominations  of a like aggregate  amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

        Every  Certificate  presented or surrendered for  registration of transfer or exchange shall be  accompanied  by a  written  instrument  of  transfer  in form  satisfactory  to the  Certificate
Registrar  duly  executed  by  the  Certificateholder  or  such  Certificateholder's  attorney  duly authorized  in  writing.  Each  Certificate  surrendered  for  registration  of transfer or exchange shall be cancelled and  subsequently  disposed of by the  Certificate  Registrar in accordance  with its customary practice.

        No  service  charge  shall  be  made  for  any  registration  of  transfer  or  exchange  of
Certificates,  but the Owner  Trustee or the  Certificate  Registrar  may  require  payment of a sum sufficient  to cover any tax or  governmental  charge  that may be  imposed in  connection  with any transfer or exchange of Certificates.

        Except as described  below, no transfer of any Certificate or interest therein shall be made to any Person  that is not a United  States  Person.  Each  Certificateholder  shall  establish  its non-foreign  status  by  submitting  to the  Certificate  Paying  Agent  an IRS  Form  W-9  and  the
Certificate of Non-Foreign Status set forth in Exhibit F hereto.

        A Certificate may be transferred to a Certificateholder  unable to establish its non-foreign status as described in the preceding  paragraph only if such  Certificateholder  provides an Opinion of Counsel,  which Opinion of Counsel shall not be an expense of the Trust,  the Owner Trustee,  the
Certificate  Registrar or the  Depositor,  satisfactory  to the Depositor  and the Credit  Enhancer, that such  transfer  (1) will not  affect  the tax  status  of the Trust and (2) will not  adversely affect the interests of any  Certificateholder,  any Noteholder or the Credit  Enhancer,  including, without  limitation,  as a result of the imposition of any United States federal  withholding  taxes on the Trust  (except  to the extent  that such  withholding  taxes  would be  payable  solely  from amounts  otherwise  distributable  to  the  Certificate  of the  prospective  transferee).  If  such transfer  occurs and such foreign  Certificateholder  becomes  subject to such United States federal
withholding   taxes,   any  such  taxes  will  be   withheld   by  the   Indenture   Trustee.   Each
Certificateholder  unable to  establish  its  non-foreign  status  shall  submit to the  Certificate
Paying Agent a copy of its Form W-8BEN and shall resubmit such Form W-8BEN every three years.

(b)     (i) No transfer,  sale,  pledge or other  disposition of a Certificate  shall be made unless such transfer,  sale,  pledge or other  disposition is exempt from the registration  requirements of the Securities Act and any applicable  state  securities laws or is made in accordance with said Act and laws.  In the event of any such  transfer,  the  Certificate  Registrar or the  Depositor  shall prior to such transfer  require the  transferee  to execute (A) either (i) an  investment  letter in substantially  the form  attached  hereto as  Exhibit C (or in such  form and  substance  reasonably satisfactory to the Certificate  Registrar and the Depositor) which investment  letters shall not be an expense of the Trust, the Owner Trustee,  the Certificate  Registrar,  the Master Servicer or the
Depositor and which  investment  letter states that,  among other things,  such  transferee (a) is a
"qualified  institutional  buyer" as  defined  under Rule  144A,  acting for its own  account or the accounts of other  "qualified  institutional  buyers" as defined  under Rule 144A,  and (b) is aware that the proposed  transferor intends to rely on the exemption from registration  requirements under the Securities  Act,  provided by Rule 144A or (ii) (a) a written  Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the  Certificate  Registrar and the Depositor  that such transfer may be made pursuant to an exemption,  describing  the  applicable  exemption and the basis therefor,  from said Act and laws or is being made  pursuant to said Act and laws,  which Opinion of
Counsel shall not be an expense of the Trust,  the Owner Trustee,  the  Certificate  Registrar,  the
Master  Servicer  or the  Depositor  and  (b)  the  transferee  executes  a  representation  letter, substantially  in the form of  Exhibit  D  hereto,  and the  transferor  executes  a  representation letter,  substantially  in the  form of  Exhibit  E  hereto,  each  acceptable  to and in  form  and substance  satisfactory  to the  Certificate  Registrar  and  the  Depositor  certifying  the  facts surrounding such transfer,  which  representation  letters shall not be an expense of the Trust, the
Owner  Trustee,  the  Certificate  Registrar,  the  Master  Servicer  or the  Depositor  and (B) the
Certificate  of  Non-Foreign  Status  (in  substantially  the form  attached  hereto as  Exhibit  F)
acceptable to and in form and substance  reasonably  satisfactory to the  Certificate  Registrar and the  Depositor,  which  certificate  shall not be an expense of the Trust,  the Owner  Trustee,  the
Certificate  Registrar  or  the  Depositor.   If  the  Certificateholder  is  unable  to  provide  a
Certificate  of  Non-Foreign  Status,  the  Certificateholder  must provide an Opinion of Counsel as described  in the  preceding  paragraph.  The  Certificateholder  desiring to effect  such  transfer shall,  and does  hereby  agree  to,  indemnify  the  Trust,  the  Owner  Trustee,  the  Certificate
Registrar,  the Master  Servicer  and the  Depositor  against any  liability  that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

        (ii) No  transfer  of  Certificates  or any  interest  therein  shall be made to any  Person unless the  Depositor,  the Owner Trustee,  the  Certificate  Registrar and the Master  Servicer are
provided  with an Opinion of Counsel  acceptable to and in form and  substance  satisfactory  to the
Depositor,  the Owner Trustee, the Certificate  Registrar and the Master Servicer to the effect that the purchase and holding of  Certificates is permissible  under  applicable law, will not constitute or result in any  prohibited  transaction  under  ERISA or Section  4975 of the Code (or  comparable provisions of any  subsequent  enactments)  and will not subject the  Depositor,  the Owner Trustee, the  Certificate  Registrar  or the  Master  Servicer  to any  obligation  or  liability  (including obligations  or  liabilities  under  ERISA  or  Section  4975 of the  Code)  in  addition  to  those undertaken  in this  Trust  Agreement,  which  Opinion  of  Counsel  shall not be an  expense of the
Depositor,  the Owner Trustee,  the Certificate  Registrar or the Master  Servicer.  In lieu of such
Opinion of Counsel,  a Person  acquiring such  Certificates  may provide a certification in the form of Exhibit G to this Trust  Agreement,  which the  Depositor,  the Owner  Trustee,  the  Certificate
Registrar and the Master Servicer may rely upon without further  inquiry or  investigation,  or such other certifications as the Depositor,  the Owner Trustee,  the Certificate  Registrar or the Master
Servicer may deem  desirable or necessary in order to establish  that such Person is not an employee benefit  plan or other plan subject to the  prohibited  transaction  provisions  of ERISA or Section
4975 of the Code (each,  a "Plan"),  or any Person  (including,  without  limitation,  an  insurance company investing its general  accounts,  an investment  manager,  a named fiduciary or a trustee of any  Plan)  who is  using  "plan  assets,"  within  the  meaning  of the  U.S.  Department  of Labor regulation  promulgated at 29 C.F.R.  Section  2510.3-101,  of any Plan (each, a "Plan Investor") to effect  such  acquisition.  Neither an Opinion of Counsel  nor a  certification  will be required in connection  with the initial  transfer of any such  Certificate  by the Depositor to an affiliate of the  Depositor  (in which case,  the  Depositor  or any  affiliate  thereof  shall be deemed to have represented  that such  affiliate is not a Plan or a Plan  Investor and the Owner  Trustee  shall be entitled to conclusively rely upon a representation  (which,  upon the request of the Owner Trustee, shall be a  written  representation)  from the  Depositor  of the  status of such  transferee  as an affiliate of the Depositor.

        (iii) In addition,  no transfer of a Certificate  shall be  permitted,  and no such transfer shall be registered by the Certificate  Registrar or be effective hereunder,  unless evidenced by an
Opinion of Counsel,  which  establishes  that such  transfer or the  registration  of such  transfer would  not cause the  Trust to be  classified  as a  publicly  traded  partnership,  an  association taxable as a corporation,  a corporation  or a taxable  mortgage pool for federal and relevant state income tax purposes,  which Opinion of Counsel shall not be an expense of the Certificate  Registrar and shall be an expense of the  proposed  transferee.  No Opinion  of Counsel  will be  required  if such transfer is made to a nominee of an existing beneficial holder of a Certificate.

        (iv)  In  addition,  no  transfer,  sale,  assignment,  pledge  or  other  disposition  of a
Certificate  shall  be  made  unless  the  proposed  transferee  certifies,  in form  and  substance reasonably  satisfactory to the  Certificate  Registrar and the Depositor that (1) the transferee is acquiring the  Certificate  for its own behalf and is not acting as agent or custodian for any other person or entity in connection  with such  acquisition  and (2) the transferee is not a partnership, grantor trust or S corporation for federal income tax purposes.

Section 3.06.    Mutilated,   Destroyed,   Lost  or  Stolen  Certificates.   If  (a)  any  mutilated
Certificate  shall be surrendered to the  Certificate  Registrar,  or if the  Certificate  Registrar
shall receive  evidence to its  satisfaction  of the  destruction,  loss or theft of any Certificate and (b) there shall be delivered to the  Certificate  Registrar  and the Owner Trustee such security or indemnity  as may be required by them to save each of them and the Issuer from harm,  then in the absence of notice to the Certificate  Registrar or the Owner Trustee that such  Certificate has been acquired by a bona fide  purchaser,  the Owner  Trustee shall execute on behalf of the Trust and the
Owner  Trustee  or  the  Certificate  Paying  Agent,  as the  Trust's  authenticating  agent,  shall authenticate  and deliver,  in exchange  for or in lieu of any such  mutilated,  destroyed,  lost or stolen  Certificate,  a new  Certificate  of like tenor and  denomination.  In  connection  with the issuance of any new  Certificate  under this  Section  3.06,  the Owner  Trustee or the  Certificate
Registrar  may  require  the  payment  of a sum  sufficient  to cover any tax or other  governmental charge that may be imposed in connection  therewith.  Any duplicate  Certificate  issued pursuant to this Section 3.06 shall constitute  conclusive  evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 3.07.    Persons Deemed  Certificateholders.  Prior to due presentation of a Certificate for registration of transfer,  the Owner Trustee,  the Certificate  Registrar or any Certificate  Paying
Agent may treat the Person in whose name any Certificate is registered in the  Certificate  Register as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to Section
5.02  and for all  other  purposes  whatsoever,  and  none of the  Trust,  the  Owner  Trustee,  the
Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

Section 3.08.    Access  to  List  of  Certificateholders'  Names  and  Addresses.  The  Certificate
Registrar  shall furnish or cause to be furnished to the Depositor or the Owner  Trustee,  within 15 days after receipt by the  Certificate  Registrar of a written  request  therefor from the Depositor or the Owner Trustee,  a list, in such form as the Depositor or the Owner  Trustee,  as the case may be, may  reasonably  require,  of the names and addresses of the  Certificateholders  as of the most recent Record Date.  Each Holder,  by receiving and holding a  Certificate,  shall be deemed to have agreed not to hold any of the Trust, the Depositor,  the Certificate  Registrar or the Owner Trustee
accountable  by reason of the  disclosure  of its name and  address,  regardless  of the source from which such information was derived.

Section 3.09.    Maintenance of Office or Agency.  The Owner Trustee,  on behalf of the Trust, shall maintain in the City of New York an office or offices or agency or agencies where  Certificates  may be  surrendered  for  registration  of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the  Certificates  and the Basic Documents may be served.  The Owner
Trustee  initially  designates the Corporate Trust Office of the Indenture Trustee as its office for such  purposes.  The Owner  Trustee  shall  give  prompt  written  notice to the  Depositor  and the
Certificateholders  of any change in the location of the Certificate  Register or any such office or agency.

Section 3.10.    Certificate   Paying   Agent.   (a)  The   Certificate   Paying  Agent  shall  make
distributions  to  Certificateholders  from the  Certificate  Distribution  Account on behalf of the
Trust in accordance  with the provisions of the  Certificates  and Section 5.01 hereof from payments remitted to the  Certificate  Paying  Agent by the  Indenture  Trustee  pursuant to Section  3.05 of the Indenture.  The Trust hereby  appoints the Indenture  Trustee as  Certificate  Paying Agent (the
"Certificate  Paying Agent") and the Indenture  Trustee hereby accepts such  appointment and further agrees that it will be bound by the provisions of this Trust  Agreement  relating to the Certificate
Paying Agent and shall:

(i)     hold all sums held by it for the payment of amounts due with respect to the  Certificates in trust for the benefit of the Persons  entitled thereto until such sums shall be paid to such
        Persons or otherwise disposed of as herein provided;

(ii)    give the Owner Trustee  notice of any default by the Trust of which it has actual  knowledge in the making of any payment required to be made with respect to the Certificates;

(iii)   at any time during the  continuance  of any such  default,  upon the written  request of the
        Owner  Trustee,  forthwith  pay to the Owner Trustee on behalf of the Trust all sums so held in trust by such Certificate Paying Agent;

(iv)    immediately  resign as  Certificate  Paying Agent and  forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the payment of  Certificates  if at any time it ceases to meet the standards  required to be met by the Certificate  Paying Agent at the time of its appointment;

(v)     comply with all  requirements of the Code with respect to the withholding  from any payments made by it on any Certificates of any applicable  withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; and

(vi)    deliver  to the Owner  Trustee  a copy of the  report to  Certificateholders  prepared  with respect  to each  Payment  Date by the  Master  Servicer  pursuant  to  Section  4.01 of the
        Servicing Agreement.

(b)     The Trust may  revoke  such  power and  remove  the  Certificate  Paying  Agent if the Owner
Trustee  determines in its sole discretion  that the  Certificate  Paying Agent shall have failed to perform its obligations  under this Trust Agreement in any material  respect.  The Indenture Trustee shall be permitted to resign as  Certificate  Paying Agent upon 30 days' written notice to the Owner
Trustee;  provided the  Indenture  Trustee is also  resigning as Paying Agent under the Indenture at such  time.  In the event  that the  Indenture  Trustee  shall no longer be the  Certificate  Paying
Agent under this Trust  Agreement  and Paying Agent under the  Indenture,  the Owner  Trustee  shall appoint a successor to act as  Certificate  Paying  Agent  (which shall be a bank or trust  company)
and which shall also be the  successor  Paying Agent under the  Indenture.  The Owner  Trustee shall cause such successor  Certificate Paying Agent or any additional  Certificate Paying Agent appointed by the Owner  Trustee to execute and deliver to the Owner  Trustee an  instrument  to the effect set forth  in  this  Section  3.10  as it  relates  to  the  Certificate  Paying  Agent.  The  successor
Certificate  Paying Agent shall  covenant and agree that it will not at any time  institute  against the Depositor or the Trust,  or join in any  institution  against the Depositor or the Trust of, any bankruptcy  proceedings  under any United  States  federal  or state  bankruptcy  or similar  law in connection  with any  obligations  with respect to any  Certificate,  this Trust Agreement or any of the other Basic  Documents.  The  Certificate  Paying Agent shall return all unclaimed  funds to the
Trust and upon  removal of a  Certificate  Paying  Agent such  Certificate  Paying  Agent shall also return all funds in its possession to the Trust.  The provisions of Sections  6.01,  6.03,  6.04 and
7.01 shall apply to the  Certificate  Paying Agent to the extent  applicable.  Any reference in this
Trust  Agreement  to the  Certificate  Paying  Agent shall  include any  co-paying  agent unless the context requires otherwise.

(c)     The  Certificate  Paying  Agent shall  establish  and maintain  with itself the  Certificate
Distribution  Account in which the Certificate Paying Agent shall deposit,  on the same day as it is received from the Indenture Trustee,  each remittance  received by the Certificate Paying Agent with respect to payments  made pursuant to the  Indenture.  The  Certificate  Paying Agent shall make all distributions of Certificate  Distribution  Amounts on the  Certificates,  from moneys on deposit in the Certificate Distribution Account.

Section 3.11.  Cooperation.  The Owner Trustee shall  cooperate in all respects with any  reasonable request by the Credit  Enhancer  for action to preserve or enforce the Credit  Enhancer's  rights or interest  under this Trust  Agreement or the Insurance  Agreement,  so long as such  cooperation  is consistent  with this  Trust  Agreement  and does not limit  the  rights of the  Certificateholders, except as otherwise expressly set forth in this Trust Agreement.

ARTICLE IV

                               AUTHORITY AND DUTIES OF OWNER TRUSTEE

Section 4.01.    General  Authority.  The Owner  Trustee is  authorized  and directed to execute and deliver  the Basic  Documents  to which the  Trust is to be a party  and each  certificate  or other document  attached as an exhibit to or  contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other  agreement or instrument  described  herein,  in each case, in such form as the Owner Trustee  shall  approve,  as evidenced  conclusively  by the Owner  Trustee's execution  thereof.  In  addition  to the  foregoing,  the Owner  Trustee is  obligated  to take all actions required of the Trust pursuant to the Basic Documents.

Section 4.02.    General  Duties.  The Owner Trustee shall be  responsible  to administer  the Trust pursuant  to the  terms of this  Trust  Agreement  and the Basic  Documents  to which the Trust is a party  and in the  interest  of the  Certificateholders,  subject  to  the  Basic  Documents  and in accordance with the provisions of this Trust Agreement.

Section 4.03.    Action upon  Instruction.  (a) Subject to this  Article IV and in  accordance  with the terms of the Basic  Documents,  the  Certificateholders  may by written  instruction  direct the
Owner  Trustee in the  management  of the Trust.  Such  direction  may be  exercised  at any time by written instruction of the Certificateholders pursuant to this Article IV.

(b)     Notwithstanding  the  foregoing,  the Owner Trustee shall not be required to take any action hereunder or under any Basic  Document if the Owner Trustee  shall have  reasonably  determined,  or shall have been  advised by counsel,  that such action is likely to result in  liability on the part of the Owner  Trustee or is contrary to the terms  hereof or of any Basic  Document or is  otherwise contrary to law.

(c)     Whenever  the  Owner  Trustee  is unable to decide  between  alternative  courses  of action permitted or required by the terms of this Trust  Agreement or under any Basic  Document,  or in the event  that the Owner  Trustee  is unsure  as to the  application  of any  provision  of this  Trust
Agreement or any Basic  Document or any such  provision is ambiguous as to its  application,  or is, or appears to be, in conflict with any other applicable  provision,  or in the event that this Trust
Agreement  permits any  determination  by the Owner  Trustee or is silent or is incomplete as to the course of action  that the Owner  Trustee is required to take with  respect to a  particular  set of facts,  the Owner Trustee shall  promptly  give notice (in such form as shall be  appropriate  under the  circumstances)  to the  Certificateholders  (with a copy  to the  Credit  Enhancer)  requesting instruction  as to the course of action to be adopted,  and to the extent the Owner  Trustee acts in good faith in  accordance  with any  written  instructions  received  from  Holders of  Certificates representing a majority of the  Certificate  Percentage  Interest  thereof,  the Owner Trustee shall not be  liable on  account  of such  action  to any  Person.  If the  Owner  Trustee  shall not have received  appropriate  instruction  within 10 days of such notice (or within such shorter  period of time as reasonably may be specified in such notice or may be necessary under the  circumstances)  it may,  but shall be under no duty to, take or refrain from taking such action not  inconsistent  with this Trust  Agreement or the Basic  Documents,  as it shall deem to be in the best  interests of the
Certificateholders,  and the Owner  Trustee shall have no liability to any Person for such action or inaction.

Section 4.04.    No Duties Except as Specified under  Specified  Documents or in  Instructions.  The
Owner Trustee  shall not have any duty or  obligation  to manage,  make any payment with respect to, register,  record,  sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action  under,  or in  connection  with,  any document  contemplated hereby to which the Owner Trustee is a party,  except as expressly  provided (i) in accordance  with the powers  granted to and the authority  conferred  upon the Owner  Trustee  pursuant to this Trust
Agreement,  (ii) in accordance  with the Basic  Documents and (iii) in accordance  with any document or  instruction  delivered to the Owner Trustee  pursuant to Section 4.03;  and no implied duties or obligations  shall be read  into  this  Trust  Agreement  or any Basic  Document  against  the Owner
Trustee.  The Owner Trustee shall have no  responsibility  for filing any financing or  continuation statement in any public  office at any time or to otherwise  perfect or maintain the  perfection  of any  security  interest or lien granted to it  hereunder  or to prepare or file any  Securities  and
Exchange  Commission  filing for the Trust or to record this Trust  Agreement or any Basic Document.
The Owner Trustee  nevertheless agrees that it will, at its own cost and expense,  promptly take all action as may be necessary  to discharge  any liens on any part of the Trust Estate that result from actions  by, or claims  against,  the Owner  Trustee  that are not related to the  ownership  or the administration of the Owner Trust Estate.

Section 4.05.    Restrictions.  (a) The  Owner  Trustee  shall  not  take  any  action  (x)  that is inconsistent  with the  purposes of the Trust set forth in Section  2.03 or (y) that,  to the actual knowledge of the Owner  Trustee,  would result in the Trust  becoming  taxable as a corporation  for federal  income tax  purposes.  The  Certificateholders  shall not direct the Owner  Trustee to take action that would violate the provisions of this Section 4.05.

(b)     The Owner  Trustee  shall not convey or transfer  any of the Trust's  properties  or assets, including  those  included in the Trust  Estate,  to any person unless (x) it shall have received an
Opinion of Counsel  to the effect  that such  transaction  will not have any  material  adverse  tax consequence  to the Trust or any  Certificateholder  and (y) such  conveyance or transfer  shall not violate the provisions of Section 3.16(b) of the Indenture.

Section 4.06.    Prior Notice to Certificateholders and the Credit Enhancer with Respect to Certain
Matters.  With respect to the following  matters,  the Owner  Trustee shall not take action  unless, at least 30 days  before the taking of such  action,  the Owner  Trustee  shall  have  notified  the
Certificateholders  and the  Credit  Enhancer  in  writing of the  proposed  action  and  Holders of
Certificates  representing a majority of the Certificate  Percentage Interest thereof and the Credit
Enhancer  shall not have  notified  the Owner  Trustee in  writing  prior to the 30th day after such notice is given  that such  Certificateholders  and the Credit  Enhancer  have  withheld  consent or provided alternative direction:

(a)     the  initiation of any claim or lawsuit by the Trust (except  claims or lawsuits  brought in connection  with the  collection of cash  distributions  due and owing under the Home Loans)
        and the compromise of any action,  claim or lawsuit  brought by or against the Trust (except with respect to the  aforementioned  claims or lawsuits for collection of cash distributions due and owing under the Home Loans);

(b)     the  election by the Trust to file an  amendment to the  Certificate  of Trust  (unless such amendment is required to be filed under the Statutory Trust Statute);

(c)     the  amendment of the  Indenture by a  supplemental  indenture  in  circumstances  where the consent of any Noteholder is required;

(d)     the  amendment of the  Indenture by a  supplemental  indenture  in  circumstances  where the consent of any Noteholder is not required and such amendment  materially  adversely  affects the interest of the Certificateholders; and

(e)     the  appointment  pursuant to the Indenture of a successor Note  Registrar,  Paying Agent or
        Indenture Trustee or pursuant to this Trust Agreement of a successor  Certificate  Registrar or Certificate  Paying Agent or the consent to the assignment by the Note Registrar,  Paying
        Agent,  Indenture  Trustee,  Certificate  Registrar  or  Certificate  Paying  Agent  of  its
        obligations under the Indenture or this Trust Agreement, as applicable.

Section 4.07.    Action by  Certificateholders  with Respect to Certain  Matters.  The Owner Trustee shall not have the power, except upon the direction of  Certificateholders  evidencing not less than a majority of the outstanding  Certificate  Percentage  Interest of the  Certificates,  and with the consent  of the  Credit  Enhancer  (so  long as no  Credit  Enhancer  Default  has  occurred  and is continuing),  to (a) remove the Master Servicer under the Servicing  Agreement  pursuant to Section
7.01 thereof or (b) except as expressly  provided in the Basic Documents,  sell the Home Loans after the  termination  of the  Indenture.  The Owner  Trustee  shall take the actions  referred to in the preceding sentence only upon written instructions signed by  Certificateholders  evidencing not less than a majority of the outstanding  Certificate  Percentage  Interest of the  Certificates  and with the  consent of the Credit  Enhancer  (so long as no Credit  Enhancer  Default has  occurred  and is continuing).

Section 4.08.    Action by  Certificateholders  with Respect to Bankruptcy.  The Owner Trustee shall not have the power to commence a voluntary  proceeding in  bankruptcy  relating to the Trust without the unanimous prior approval of all  Certificateholders  and with the consent of the Credit Enhancer
(so long as no Credit  Enhancer  Default has  occurred  and is  continuing)  and the delivery to the
Owner   Trustee   by  each  such   Certificateholder   of  a   certificate   certifying   that  such
Certificateholder reasonably believes that the Trust is insolvent.

Section 4.09.    Restrictions  on  Certificateholders'   Power.  The  Certificateholders  shall  not
direct the Owner  Trustee to take or to refrain  from  taking any action if such  action or inaction would be contrary to any  obligation of the Trust or the Owner  Trustee  under this Trust  Agreement or any of the Basic  Documents or would be contrary to Section 2.03,  nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.10.    Majority  Control.  Except as  expressly  provided  herein,  any action that may be taken by the  Certificateholders  under this Trust Agreement may be taken by the  Certificateholders evidencing  not less than a majority  of the  outstanding  Certificate  Percentage  Interest  of the
Certificates.  Except as expressly  provided  herein,  any written notice of the  Certificateholders delivered  pursuant  to this Trust  Agreement  shall be  effective  if signed by  Certificateholders evidencing  not less than a majority  of the  outstanding  Certificate  Percentage  Interest  of the
Certificates at the time of the delivery of such notice.

Section 4.11.    Doing Business in Other  Jurisdictions.  Notwithstanding  anything contained herein to the contrary,  neither  Wilmington  Trust Company nor the Owner Trustee shall be required to take any action in any  jurisdiction  other than in the State of  Delaware  if the taking of such  action will,  even after the  appointment of a co-trustee or separate  trustee in accordance  with Section
9.05  hereof,  (i) require the  consent or  approval or  authorization  or order of or the giving of notice to, or the  registration  with or the taking of any other  action in respect of, any state or other governmental  authority or agency of any jurisdiction  other than the State of Delaware;  (ii)
result  in any fee,  tax or other  governmental  charge  under  the  laws of the  State of  Delaware becoming  payable  by  Wilmington  Trust  Company,  or (iii)  subject  Wilmington  Trust  Company to personal  jurisdiction  in any  jurisdiction  other than the State of Delaware  for causes of action arising from acts unrelated to the  consummation of the  transactions by Wilmington Trust Company or the Owner Trustee, as the case may be, contemplated hereby.

ARTICLE V

                                     APPLICATION OF TRUST FUNDS

Section 5.01.    Distributions.  (a) On each  Payment  Date,  the  Certificate  Paying  Agent  shall distribute to the  Certificateholders  all funds on deposit in the Certificate  Distribution Account and  available  therefor  (as  provided  in  Section  3.05  of the  Indenture),  as the  Certificate
Distribution  Amount for such Payment Date.  Upon  termination  of the Indenture in accordance  with the terms  thereof,  distributions  to the  Certificateholder  shall  continue to be  determined  in
accordance  with  the  provisions  for   distributions  in  Section  3.05  of  the  Indenture.   All
distributions  made pursuant to this Section shall be  distributed  to the  Certificateholders  on a pro rata basis based on the Certificate Percentage Interests thereof.

(b)     In the event that any  withholding  tax is imposed on the  distributions  (or allocations of income) to a  Certificateholder,  such tax shall reduce the amount  otherwise  distributable  to the
Certificateholder  in accordance  with this Section  5.01.  The  Certificate  Paying Agent is hereby authorized and directed to retain or cause to be retained from amounts  otherwise  distributable  to the  Certificateholders  sufficient  funds for the  payment of any tax that is  legally  owed by the
Trust (but such  authorization  shall not prevent the Owner Trustee from  contesting any such tax in appropriate  proceedings,  and  withholding  payment of such tax, if permitted  by law,  pending the outcome  of such  proceedings).  The  amount  of any  withholding  tax  imposed  with  respect  to a
Certificateholder  shall be treated as cash distributed to such  Certificateholder at the time it is withheld by the  Certificate  Paying  Agent and remitted to the  appropriate  taxing  authority.  If there is a possibility  that  withholding  tax is payable with respect to a distribution  (such as a distribution  to a  non-U.S.  Certificateholder),  the  Certificate  Paying  Agent  may in its  sole discretion withhold such amounts in accordance with this paragraph (b).

(c)     Distributions  to  Certificateholders  shall be  subordinated to the creditors of the Trust, including the Noteholders.

(d)     Allocations of profits and losses,  as determined for federal income tax purposes,  shall be made to the  Certificateholders  on a pro rata basis based on the Certificate  Percentage  Interests thereof.

Section 5.02.    Method of Payment.  Subject to Section 8.01(c),  distributions  required to be made to  Certificateholder  on any  Payment  Date  as  provided  in  Section  5.01  shall  be made to the
Certificateholder  of record on the preceding  Record Date either by wire  transfer,  in immediately available  funds,  to the  account  of such  Holder  at a bank or other  entity  having  appropriate facilities  therefor,  if the  Certificateholder  shall have provided to the  Certificate  Registrar appropriate  written  instructions at least five (5) Business Days prior to such Payment Date or, if not,  by check  mailed to such  Certificateholder  at the  address  of the Holder  appearing  in the
Certificate Register.

Section 5.03.    Signature  on Returns.  To the extent  required  and unless  otherwise  required by law, the Owner Trustee shall sign on behalf of the Trust the tax returns of the Trust.

Section 5.04.    Statements to  Certificateholders.  On each Payment Date,  the  Certificate  Paying
Agent shall make  available  electronically  at  www.jpmorgan.com/sfr  the  statement or  statements provided to the Owner Trustee and the Certificate  Paying Agent by the Master  Servicer  pursuant to
Section 4.01 of the Servicing Agreement with respect to such Payment Date.

Section 5.05.    Tax  Reporting.  So long as the Depositor or any  affiliate of the  Depositor  owns
100% of the  Certificates  (the "Original  Certificateholder"),  then no separate  federal and state income tax returns and  information  returns or  statements  will be filed with respect to the Trust and a  federal  employer  identification  number  shall  not be  applied  for from  the IRS.  If the
Original  Certificateholder  is no longer the sole  Certificateholder  and the Certificates are held by the Original  Certificateholder  and one or more  persons for federal  income tax  purposes,  the subsequent  holders of the  Certificates by their acceptance  hereof,  agree to appoint the Original
Certificateholder  as their agent for the tax matters  partner and the  Original  Certificateholder, as agent for such holders,  agrees to perform (itself or through its agent) all duties  necessary to comply with  federal and state income tax laws  including  but not limited to applying for a federal employer identification number and filing tax returns.

Section 5.06.    Derivative  Contracts.  (a)  The  Owner  Trustee  shall,  at the  direction  of the
Master  Servicer,  on behalf of the Trust Estate,  enter into Derivative  Contracts,  solely for the benefit of the  Certificateholder.  Any such  Derivative  Contract shall  constitute a fully prepaid agreement.  The Master  Servicer shall  determine,  in its sole  discretion,  whether any Derivative
Contract  conforms to the  requirements  of Section 5.06(b) and (c). All  collections,  proceeds and other amounts in respect of the Derivative  Contracts payable by the Derivative  Counterparty  shall be distributed to the  Certificateholder  on the Payment Date following receipt thereof by the Owner
Trustee.

(b)     Any  Derivative  Contract that provides for any payment  obligation on the part of the Trust
Estate must (i) be without  recourse to the assets of the Trust Estate,  (ii) contain a non-petition covenant  provision  from the  Derivative  Counterparty,  (iii) limit  payment  dates  thereunder to
Payment  Dates  and (iv)  contain  a  provision  limiting  any cash  payment  due to the  Derivative
Counterparty  on any day under such Derivative  Contract  solely to funds available  therefor in the
Custodial Account available to make payment to the Certificateholder on such Payment Date.

(c)     Each  Derivative  Contract  must (i)  provide  for the direct  payment of any amounts by the
Derivative  Counterparty  thereunder to the Custodial Account at least one (1) Business Day prior to the related  Payment  Date,  (ii) contain an  assignment of all of the Trust Estate rights (but none of its  obligations)  under  such  Derivative  Contract  to  the  Owner  Trustee  on  behalf  of the
Certificateholder  and shall  include an  express  consent to the  Derivative  Counterparty  to such assignment,  (iii)  provide  that  in the  event  of the  occurrence  of a  Servicer  Default,  such
Derivative  Contract  shall  terminate upon the direction of a majority  Percentage  Interest of the
Owner Trust  Certificates,  and (iv) prohibit the  Derivative  Counterparty  from  "setting-off"  or
"netting"  other  obligations  of the  Trust  Estate  and its  Affiliates  against  such  Derivative
Counterparty's payment obligations thereunder.

(d)     Notwithstanding  the  provisions  of  paragraphs  (a), (b) and (c) of this Section  5.06, no
Derivative  Contract  shall (i)  provide  for the payment of any  amounts  that would  otherwise  be payable to the  Holders of any Class of Notes,  or (ii)  materially  adversely  affect the rights of the Holders of any Class of Notes or the Credit Enhancer.

ARTICLE VI

                                    CONCERNING THE OWNER TRUSTEE

Section 6.01.    Acceptance  of Trusts and  Duties.  The Owner  Trustee  accepts  the trusts  hereby created and agrees to perform  its duties  hereunder  with  respect to such trusts but only upon the terms of this Trust  Agreement.  The Owner  Trustee and the  Certificate  Paying Agent also agree to disburse all moneys  actually  received by it  constituting  part of the Owner Trust Estate upon the terms of the Basic  Documents  and this Trust  Agreement.  The Owner Trustee shall not be answerable or accountable  hereunder or under any Basic Document  under any  circumstances,  except (i) for its own willful  misconduct,  negligence or bad faith or negligent failure to act or (ii) in the case of the  inaccuracy of any  representation  or warranty  contained in Section 6.03 expressly made by the
Owner  Trustee.  In  particular,  but not by way of limitation  (and subject to the  exceptions  set forth in the preceding sentence):

(a)     No provision of this Trust  Agreement or any Basic  Document shall require the Owner Trustee to expend or risk funds or otherwise  incur any  financial  liability in the  performance  of any of its rights,  duties or powers  hereunder or under any Basic Document if the Owner Trustee shall have reasonable  grounds for believing  that repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured or provided to it;

(b)     Under no circumstances  shall the Owner Trustee be liable for  indebtedness  evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

(c)     The Owner Trustee shall not be responsible  for or in respect of the validity or sufficiency of  this  Trust  Agreement  or for  the due  execution  hereof  by the  Depositor  or for the  form, character,  genuineness,  sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or  sufficiency  of the Basic  Documents,  the Notes,  the  Certificates,
other than the certificate of authentication  on the Certificates,  if executed by the Owner Trustee and the Owner  Trustee shall in no event assume or incur any  liability,  duty, or obligation to any
Noteholder  or to any  Certificateholder,  other than as expressly  provided for herein or expressly agreed to in the Basic Documents;

(d)     The execution,  delivery,  authentication and performance by it of this Trust Agreement will not  require  the  authorization,  consent  or  approval  of, the giving of notice to, the filing or registration  with,  or the taking of any other action with respect to, any  governmental  authority or agency;

(e)     The Owner Trustee shall not be liable for the default or  misconduct of the  Depositor,  the
Indenture  Trustee or the Master  Servicer  under any of the Basic  Documents or  otherwise  and the
Owner Trustee shall have no  obligation or liability to perform the  obligations  of the Trust under this Trust  Agreement or the Basic  Documents  that are  required to be  performed by the  Indenture
Trustee under the Indenture or the Seller under the Home Loan Purchase Agreement; and

(f)     The Owner  Trustee  shall be under no  obligation  to  exercise  any of the rights or powers vested in it or duties  imposed  by this Trust  Agreement,  or to  institute,  conduct or defend any litigation  under this Trust  Agreement or  otherwise or in relation to this Trust  Agreement or any
Basic Document,  at the request,  order or direction of any of the  Certificateholders,  unless such
Certificateholders  have  offered to the Owner  Trustee  security or  indemnity  satisfactory  to it against the costs,  expenses and  liabilities  that may be incurred by the Owner Trustee  therein or thereby.  The right of the Owner Trustee to perform any  discretionary  act enumerated in this Trust
Agreement or in any Basic  Document  shall not be construed as a duty,  and the Owner  Trustee shall not  be  answerable  for  other  than  its  negligence,  bad  faith  or  willful  misconduct  in the performance of any such act.

Section 6.02.    Furnishing  of Documents.  The Owner  Trustee shall furnish to the  Securityholders promptly  upon  receipt  of a  written  reasonable  request  therefor,  duplicates  or copies of all reports, notices, requests,  demands,  certificates,  financial statements and any other instruments furnished to the Trust under the Basic Documents.
Section 6.03.    Representations  and Warranties.  The Owner Trustee hereby  represents and warrants to the Depositor, for the benefit of the Certificateholders, that:

(a)     It is a banking  corporation  duly organized and validly existing in good standing under the laws of the  State of  Delaware.  It has all  requisite  corporate  power and  authority  to execute, deliver and perform its obligations under this Trust Agreement;

(b)     It has taken all  corporate  action  necessary to authorize the execution and delivery by it of this Trust  Agreement,  and this Trust Agreement will be executed and delivered by one of its  officers  who is duly  authorized  to execute and deliver  this Trust  Agreement on its behalf;

(c)     Neither the execution nor the delivery by it of this Trust  Agreement,  nor the consummation by it of the transactions  contemplated hereby nor compliance by it with any of the terms or provisions  hereof  will  contravene  any  federal or  Delaware  law,  governmental  rule or regulation  governing  the banking or trust  powers of the Owner  Trustee or any judgment or order binding on it, or constitute any default under its charter  documents or bylaws or any indenture,  mortgage,  contract,  agreement or instrument to which it is a party or by which any of its properties may be bound;

(d)     This Trust  Agreement,  assuming  due  authorization,  execution  and  delivery by the Owner
        Trustee and the Depositor,  constitutes a valid,  legal and binding  obligation of the Owner
        Trustee,  enforceable  against it in accordance  with the terms hereof subject to applicable bankruptcy, insolvency, reorganization,  moratorium and other laws affecting the enforcement of creditors'  rights generally and to general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law;

(e)     The Owner  Trustee is not in default with respect to any order or decree of any court or any order,  regulation or demand of any federal,  state, municipal or governmental agency, which default might have  consequences  that would  materially and adversely  affect the condition
        (financial  or other) or  operations  of the Owner  Trustee or its  properties or might have consequences that would materially adversely affect its performance hereunder; and

(f)     No  litigation  is  pending  or, to the best of the Owner  Trustee's  knowledge,  threatened against the Owner  Trustee which would  prohibit its entering  into this Trust  Agreement or performing its obligations under this Trust Agreement.

Section 6.04.    Reliance;  Advice of Counsel.  (a) The Owner  Trustee  shall incur no  liability to anyone in acting upon any  signature,  instrument,  notice,  resolution,  request,  consent,  order, certificate,  report,  opinion,  bond, or other  document or paper  believed by it to be genuine and believed  by it to be  signed  by the  proper  party or  parties.  The Owner  Trustee  may  accept a certified  copy of a resolution of the board of directors or other  governing  body of any corporate party as conclusive  evidence that such  resolution  has been duly adopted by such body and that the same is in full force and  effect.  As to any fact or matter the  method of  determination  of which is not  specifically  prescribed  herein,  the Owner  Trustee may for all purposes  hereof rely on a certificate,  signed by the president or any vice president or by the treasurer or other  authorized officers of the relevant  party,  as to such fact or matter and such  certificate  shall  constitute full  protection  to the Owner  Trustee  for any  action  taken or omitted to be taken by it in good faith in reliance thereon.

(b)     In the exercise or  administration  of the Trust  hereunder  and in the  performance  of its duties and  obligations  under this Trust  Agreement or the Basic  Documents,  the Owner Trustee (i)
may act  directly or through its  agents,  attorneys,  custodians  or  nominees  (including  persons acting  under a power of attorney)  pursuant to  agreements  entered into with any of them,  and the
Owner  Trustee  shall not be  liable  for the  conduct  or  misconduct  of such  agents,  attorneys, custodians  or nominees  (including  persons  acting under a power of attorney) if such persons have been  selected  by the Owner  Trustee  with  reasonable  care,  and (ii) may consult  with  counsel, accountants  and other  skilled  persons to be selected with  reasonable  care and employed by it at the expense of the Trust.  The Owner  Trustee  shall not be liable for  anything  done,  suffered or omitted  in good  faith by it in  accordance  with  the  opinion  or  advice  of any  such  counsel, accountants or other such Persons and not contrary to this Trust Agreement or any Basic Document.

Section 6.05.    Not Acting in  Individual  Capacity.  Except as  provided  in this  Article  VI, in accepting  the  trusts  hereby  created  Wilmington  Trust  Company  acts  solely  as Owner  Trustee hereunder and not in its  individual  capacity,  and all Persons  having any claim against the Owner
Trustee by reason of the  transactions  contemplated  by this Trust  Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

Section 6.06.    Owner  Trustee  Not Liable for  Certificates  or Related  Documents.  The  recitals contained  herein and in the  Certificates  (other than the  signatures  of the Owner Trustee on the
Certificates)  shall be taken as the statements of the Depositor,  and the Owner Trustee  assumes no responsibility  for the correctness  thereof.  The Owner Trustee makes no  representations as to the validity or  sufficiency  of this Trust  Agreement,  of any Basic  Document  or of the  Certificates
(other  than the  signatures  of the Owner  Trustee on the  Certificates)  or the  Notes,  or of any
Related  Documents.  The Owner Trustee shall at no time have any  responsibility  or liability  with respect to the  sufficiency  of the Owner Trust Estate or its ability to generate the payments to be distributed  to  Certificateholders  under  this  Trust  Agreement  or  the  Noteholders  under  the
Indenture,  including,  the  compliance  by the  Depositor  or  the  Seller  with  any  warranty  or representation  made under any Basic  Document  or in any related  document  or the  accuracy of any such warranty or  representation,  or any action of the  Certificate  Paying Agent,  the Certificate
Registrar or the Indenture Trustee taken in the name of the Owner Trustee.

Section 6.07.    Owner Trustee May Own  Certificates  and Notes. The Owner Trustee in its individual or any other  capacity  may become the owner or pledgee of  Certificates  or Notes and may deal with the  Depositor,  the Seller,  the  Certificate  Paying  Agent,  the  Certificate  Registrar  and the
Indenture  Trustee  in  transactions  with the same  rights  as it would  have if it were not  Owner
Trustee.

ARTICLE VII

                                   COMPENSATION OF OWNER TRUSTEE

Section 7.01.    Owner   Trustee's   Fees  and   Expenses.   The  Owner  Trustee  shall  receive  as
compensation  for its services  hereunder such fees as have been  separately  agreed upon before the date hereof,  and the Owner Trustee shall be reimbursed  for its reasonable  expenses  hereunder and under the Basic  Documents,  including the reasonable  compensation,  expenses and  disbursements of such agents,  representatives,  experts and counsel as the Owner  Trustee may  reasonably  employ in connection  with the exercise and  performance of its rights and its duties  hereunder and under the
Basic  Documents  which  shall be payable by the Master  Servicer  pursuant  to Section  3.09 of the
Servicing Agreement.

Section 7.02.    Indemnification.  The Master  Servicer  shall  indemnify,  defend and hold harmless the Owner Trustee as provided in Section 6.06 of the Servicing Agreement.

ARTICLE VIII

                                   TERMINATION OF TRUST AGREEMENT

Section 8.01.    Termination of Trust Agreement.  (a) This Trust Agreement (other than this Article
VIII) and the Trust shall  terminate  and be of no further  force or effect upon the earliest of (i)
the final  distribution  of all moneys or other  property or  proceeds of the Owner Trust  Estate in accordance  with the terms of the  Indenture  and this Trust  Agreement,  (ii) the  Payment  Date in
September  2036, or (iii) the purchase by the Master  Servicer of all Home Loans pursuant to Section
8.08(a) of the Servicing Agreement. The bankruptcy,  liquidation,  dissolution,  death or incapacity of any  Certificateholder  shall not (x) operate to terminate  this Trust  Agreement or the Trust or
(y) entitle such  Certificateholder's  legal  representatives  or heirs to claim an accounting or to take any action or  proceeding  in any court for a partition or winding up of all or any part of the
Trust or the Owner Trust Estate or (z) otherwise  affect the rights,  obligations and liabilities of the parties hereto.

(b)     Except as  provided in Section  8.01(a),  neither the  Depositor  nor any  Certificateholder shall be entitled to revoke or terminate the Trust.

(c)     Notice  of  any   termination  of  the  Trust,   specifying  the  Payment  Date  upon  which
Certificateholders  shall surrender their  Certificates to the Certificate  Paying Agent for payment of the final  distribution  and  cancellation,  shall be given by the  Certificate  Paying  Agent by letter to  Certificateholders  and the Credit  Enhancer  mailed  within  five (5)  Business  Days of receipt of notice of such termination  from the Owner Trustee,  stating (i) the Payment Date upon or with  respect  to which  final  payment  of the  Certificates  shall be made upon  presentation  and surrender of the  Certificates  at the office of the  Certificate  Paying Agent therein  designated,
(ii) the amount of any such final  payment and (iii) that the Record Date  otherwise  applicable  to such Payment Date is not  applicable,  payments being made only upon  presentation  and surrender of the Certificates at the office of the Certificate  Paying Agent therein  specified.  The Certificate
Paying Agent shall give such notice to the Owner Trustee and the  Certificate  Registrar at the time such notice is given to  Certificateholders.  Upon  presentation and surrender of the  Certificates,
the  Certificate  Paying  Agent  shall  cause  to  be  distributed  to  Certificateholders   amounts
distributable on such Payment Date pursuant to Section 5.01.

        In the event that all of the  Certificateholders  shall not surrender their Certificates for cancellation  within six months after the date specified in the above mentioned written notice,  the
Certificate Paying Agent shall give a second written notice to the remaining  Certificateholders  to surrender  their  Certificates  for  cancellation  and receive the final  distribution  with respect thereto.  Subject  to  applicable  laws  with  respect  to  escheat  of funds,  if  within  one year following  the  Payment  Date on which  final  payment  of the  Certificates  was to have  been made pursuant to Section 3.10, all the  Certificates  shall not have been  surrendered for  cancellation, the  Certificate  Paying  Agent  may  take  appropriate  steps,  or may  appoint  an  agent  to take appropriate  steps,  to contact  the  remaining  Certificateholders  concerning  surrender  of their
Certificates,  and the cost  thereof  shall be paid out of the  funds and other  assets  that  shall remain  subject  to this  Trust  Agreement.  Any funds  remaining  in the  Certificate  Distribution
Account after  exhaustion of such remedies shall be distributed by the  Certificate  Paying Agent to the holder of the majority of the Certificate Percentage Interest of the Certificates.

(d)     Upon the  winding up of the Trust and its  termination,  the Owner  Trustee  shall cause the
Certificate of Trust to be cancelled by filing a certificate of  cancellation  with the Secretary of
State in accordance with the provisions of Section 3810(c) of the Statutory Trust Statute.

ARTICLE IX

                       SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

Section 9.01.    Eligibility  Requirements  for Owner Trustee.  The Owner Trustee shall at all times be a corporation  satisfying  the  provisions of Section  3807(a) of the  Statutory  Trust  Statute;
authorized to exercise  corporate  trust powers;  having a combined  capital and surplus of at least
$50,000,000  and subject to supervision or examination by federal or state  authorities;  and having
(or having a parent  that has)  long-term  debt  obligations  with a rating of at least A by Moody's and/or  Standard  &  Poor's.  If such  corporation  shall  publish  reports  of  condition  at least annually  pursuant  to  law  or to  the  requirements  of the  aforesaid  supervising  or  examining authority,  then  for the  purpose  of this  Section,  the  combined  capital  and  surplus  of such corporation  shall be deemed to be its combined  capital and surplus as set forth in its most recent report  of  condition  so  published.  In case at any  time  the  Owner  Trustee  shall  cease to be eligible in accordance  with the  provisions  of this Section  9.01,  the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.02.

Section 9.02.    Replacement  of Owner  Trustee.  The Owner  Trustee  may at any time  resign and be discharged  from the trusts hereby  created by giving 30 days' prior written  notice  thereof to the
Credit  Enhancer  and the  Depositor.  Upon  receiving  such notice of  resignation,  the  Indenture
Trustee shall  promptly  appoint a successor  Owner Trustee with the consent of the Credit  Enhancer
(so long as no Credit Enhancer  Default has occurred and is continuing),  which consent shall not be unreasonably  withheld, by written instrument,  in duplicate,  one copy of which instrument shall be delivered  to the  resigning  Owner  Trustee  and one copy to the  successor  Owner  Trustee.  If no successor  Owner Trustee shall have been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

        If at any time  the  Owner  Trustee  shall  cease  to be  eligible  in  accordance  with the provisions  of  Section  9.01 and  shall  fail to  resign  after  written  request  therefor  by the
Indenture  Trustee,  or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Owner  Trustee or of its  property  shall be appointed,  or any  public  officer  shall take  charge or  control  of the Owner  Trustee or of its property  or affairs  for the  purpose of  rehabilitation,  conservation  or  liquidation,  then the
Indenture  Trustee  may with the  consent  of the  Credit  Enhancer  (so long as no Credit  Enhancer
Default has occurred and is  continuing),  which consent  shall not be  unreasonably  withheld,  and shall at the direction of the Credit Enhancer,  remove the Owner Trustee.  If the Indenture  Trustee shall remove the Owner  Trustee  under the  authority of the  immediately  preceding  sentence,  the
Indenture  Trustee  shall  promptly  appoint a  successor  Owner  Trustee  acceptable  to the Credit
Enhancer by written  instrument,  in duplicate,  one copy of which  instrument shall be delivered to the outgoing  Owner Trustee so removed and one copy to the successor  Owner  Trustee,  and shall pay all fees owed to the outgoing  Owner  Trustee.  Any  resignation or removal of the Owner Trustee and appointment  of a successor  Owner Trustee  pursuant to any of the  provisions of this Section shall not become  effective  until  acceptance of appointment by the successor  Owner Trustee  pursuant to
Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

Section 9.03.    Successor  Owner  Trustee.  Any  successor  Owner  Trustee  appointed  pursuant  to
Section  9.02  shall  execute,  acknowledge  and  deliver  to  the  Indenture  Trustee  and  to  its predecessor Owner Trustee an instrument  accepting such appointment under this Trust Agreement,  and thereupon the resignation or removal of the predecessor  Owner Trustee shall become  effective,  and such  successor  Owner  Trustee,  without any further act,  deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  under this Trust
Agreement,  with  like  effect  as if  originally  named as Owner  Trustee.  The  predecessor  Owner
Trustee  shall upon  payment of its fees and expenses  deliver to the  successor  Owner  Trustee all documents  and  statements  and monies held by it under this Trust  Agreement;  and the  predecessor
Owner  Trustee  shall  execute  and  deliver  such  instruments  and do  such  other  things  as may reasonably  be required  for fully and  certainly  vesting and  confirming  in the  successor  Owner
Trustee all such rights, powers, duties and obligations.

        No successor Owner Trustee shall accept  appointment as provided in this Section 9.03 unless at the time of such acceptance  such successor Owner Trustee shall be eligible  pursuant to Section
9.01.

        Upon  acceptance  of  appointment  by a successor  Owner  Trustee  pursuant to this Section
9.03,  the Indenture  Trustee  shall mail notice  thereof to all  Certificateholders,  the Indenture
Trustee,  the  Noteholders  and the Rating  Agencies.  If the  Indenture  Trustee shall fail to mail such notice within 10 days after  acceptance of such  appointment  by the successor  Owner  Trustee, the  successor  Owner  Trustee  shall cause such notice to be mailed at the expense of the Indenture
Trustee.

Section 9.04.    Merger or Consolidation  of Owner Trustee.  Any Person into which the Owner Trustee may be merged or converted or with which it may be  consolidated,  or any Person  resulting from any merger,  conversion or  consolidation  to which the Owner  Trustee  shall be a party,  or any Person succeeding to all or substantially  all of the corporate trust business of the Owner Trustee,  shall be the successor of the Owner Trustee  hereunder,  without the execution or filing of any instrument or any  further  act on the part of any of the  parties  hereto,  anything  herein  to the  contrary notwithstanding;  provided,  that such  Person  shall be  eligible  pursuant  to  Section  9.01 and, provided,  further,  that the Owner Trustee shall mail notice of such merger or consolidation to the
Rating Agencies.

Section 9.05.    Appointment  of  Co-Trustee  or  Separate   Trustee.   Notwithstanding   any  other
provisions of this Trust Agreement,  at any time, for the purpose of meeting any legal  requirements of any  jurisdiction  in which any part of the Owner Trust  Estate may at the time be  located,  the
Owner Trustee shall have the power and shall execute and deliver all  instruments  to appoint one or more  Persons to act as  co-trustee,  jointly  with the Owner  Trustee,  or as  separate  trustee or trustees,  of all or any  part of the  Owner  Trust  Estate,  and to vest  in such  Person,  in such capacity,  such title to the Trust or any part thereof and,  subject to the other provisions of this
Section,  such  powers,  duties,  obligations,  rights and trusts as the Owner  Trustee may consider necessary or  desirable.  No  co-trustee or separate  trustee  under this Trust  Agreement  shall be required to meet the terms of  eligibility  as a successor  Owner  Trustee  pursuant to Section 9.01 and no notice of the  appointment of any co-trustee or separate  trustee shall be required  pursuant to Section 9.03.

        Each separate  trustee and co-trustee  shall,  to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

(a)     All rights,  powers,  duties and  obligations  conferred or imposed  upon the Owner  Trustee shall be conferred  upon and  exercised or performed by the Owner  Trustee and such separate trustee or co-trustee  jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately  without the Owner Trustee joining in such act),  except to the extent that under any law of any  jurisdiction  in which any  particular  act or acts are to be performed,  the Owner Trustee shall be  incompetent or unqualified to perform such act or acts,  in which event such rights,  powers,  duties and  obligations  (including  the holding of title to the Owner Trust Estate or any portion thereof in any such  jurisdiction)
        shall be exercised and performed singly by such separate  trustee or co-trustee,  but solely at the direction of the Owner Trustee;

(b)     No trustee under this Trust  Agreement  shall be  personally  liable by reason of any act or omission of any other trustee under this Trust Agreement;

(c)     The Owner Trustee may at any time accept the  resignation of or remove any separate  trustee or co-trustee; and

(d)     All steps have been taken prior to any such  appointment  to perfect any  security  interest granted pursuant to the Indenture.

        Any notice,  request or other  writing  given to the Owner  Trustee  shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as  effectively  as if given to each of them.  Every  instrument  appointing any separate  trustee or co-trustee shall refer to this
Trust  Agreement and the  conditions of this Article.  Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified in its  instrument  of  appointment,  either  jointly with the Owner Trustee or  separately,  as may be provided  therein,  subject to all the provisions of this Trust  Agreement,  specifically  including every provision of this Trust Agreement  relating to the conduct of,  affecting the liability of, or affording  protection  to, the Owner  Trustee.  Each such  instrument  shall be filed with the Owner
Trustee.

        Any separate  trustee or  co-trustee  may at any time appoint the Owner Trustee as its agent or  attorney-in-fact  with full power and authority,  to the extent not prohibited by law, to do any lawful  act under or in  respect of this  Trust  Agreement  on its  behalf  and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting,  resign or be removed,  all of its  estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Owner
Trustee,  to the extent permitted by law,  without the appointment of a new or successor  co-trustee or separate trustee.

ARTICLE X

                                           MISCELLANEOUS

Section 10.01.   Amendments.  (a) This  Trust  Agreement  may be  amended  from  time to time by the parties hereto as specified in this Section 10.01,  provided that any amendment,  except as provided in  subparagraph  (e) below,  be  accompanied  by an Opinion of Counsel to the Owner  Trustee to the
effect that such  amendment  (i)  complies  with the  provisions  of this  Section and (ii) will not cause the Trust to be subject to an entity level tax.

(b)     If the purpose of the amendment (as detailed  therein) is to correct any mistake,  eliminate any  inconsistency,  cure any ambiguity or deal with any matter not covered (i.e., to give effect to the intent of the  parties),  it shall not be necessary  to obtain the consent of any  Holders,  but the Owner Trustee shall be furnished  with (A) a letter from the Rating  Agencies that the amendment will not result in the  downgrading  or  withdrawal  of the rating then  assigned to any Security if determined  without  regard to the Credit  Enhancement  Instrument  and (B) an Opinion of Counsel to
the effect that such action will not adversely  affect in any material  respect the interests of any
Holders and the consent of the Credit Enhancer (so long as no Credit  Enhancer  Default has occurred and is continuing) shall be obtained.

(c)     If the purpose of the  amendment is to prevent the  imposition of any federal or state taxes at any time  that  any  Security  is  outstanding  (i.e.,  technical  in  nature),  it shall  not be necessary to obtain the consent of any Holder,  but the Owner  Trustee  shall be  furnished  with an
Opinion of Counsel that such  amendment is  necessary or helpful to prevent the  imposition  of such taxes and is not  materially  adverse to any Holder and the consent of the Credit  Enhancer (so long as no Credit Enhancer Default has occurred and is continuing) shall be obtained.

(d)     If the purpose of the  amendment is to add or eliminate or change any provision of the Trust
Agreement  other than as  contemplated  in (b) and (c) above,  the  amendment  shall require (A) the consent  of the  Credit  Enhancer  (so  long as no  Credit  Enhancer  Default  has  occurred  and is continuing)  and an Opinion of Counsel to the effect that such action will not  adversely  affect in any  material  respect  the  interests  of any  Holders  and (B) either (a) a letter from the Rating
Agencies  that the  amendment  will not result in the  downgrading  or withdrawal of the rating then assigned to any Security if determined  without regard to the Credit  Enhancement  Instrument or (b)
the  consent  of  Holders of  Certificates  evidencing  a  majority  of the  Certificate  Percentage
Interest of the Certificates and the Indenture Trustee;  provided,  however,  that no such amendment shall (i) reduce in any manner the  amount of, or delay the timing of,  payments  received  that are required to be distributed on any Certificate  without the consent of the related  Certificateholder and the Credit  Enhancer,  or (ii) reduce the aforesaid  percentage of  Certificates  the Holders of which are  required  to consent to any such  amendment,  without  the  consent of the Holders of all such Certificates then outstanding.

(e)     If the purpose of the amendment is to provide for the holding of any of the  Certificates in
book-entry  form,  it  shall  require  the  consent  of  Holders  of  all  such   Certificates  then
outstanding;  provided,  that the Opinion of Counsel  specified in subparagraph  (a) above shall not be required.

(f)     If the purpose of the  amendment is to provide for the issuance of  additional  certificates representing  an  interest  in the Trust,  it shall not be  necessary  to obtain the  consent of any
Holder,  but the Owner Trustee shall be furnished  with (A) an Opinion of Counsel to the effect that such action will not adversely  affect in any material  respect the interests of any Holders and (B)
a letter  from the  Rating  Agencies  that the  amendment  will not  result  in the  downgrading  or withdrawal of the rating then assigned to any Security,  if determined  without regard to the Credit
Enhancement  Instrument  and the  consent  of the  Credit  Enhancer  (so long as no Credit  Enhancer
Default has occurred and is continuing) shall be obtained.

(g)     Promptly  after the  execution of any such  amendment or consent,  the Owner  Trustee  shall
furnish   written   notification   of  the   substance   of  such   amendment  or  consent  to  each
Certificateholder,  the Indenture Trustee,  the Credit Enhancer and each of the Rating Agencies.  It shall not be necessary for the consent of  Certificateholders  or the Indenture  Trustee pursuant to this  Section  10.01 to approve the  particular  form of any proposed  amendment or consent,  but it shall be sufficient if such consent  shall  approve the substance  thereof.  The manner of obtaining such consents (and any other  consents of  Certificateholders  provided for in this Trust  Agreement or in any other Basic  Document) and of evidencing  the  authorization  of the execution  thereof by
Certificateholders  shall be  subject  to such  reasonable  requirements  as the Owner  Trustee  may prescribe.

(h)     In  connection  with the execution of any amendment to any agreement to which the Trust is a party,  other than this  Trust  Agreement,  the Owner  Trustee  shall be  entitled  to  receive  and conclusively  rely upon an Opinion of Counsel to the effect that such  amendment  is  authorized  or permitted  by the  documents  subject to such  amendment  and that all  conditions  precedent in the
Basic  Documents for the execution and delivery  thereof by the Trust or the Owner  Trustee,  as the case may be, have been satisfied.

(i)     Any amendment to this Trust  Agreement  affecting the rights,  duties and obligations of the
Indenture  Trustee,  Certificate  Registrar or the Certificate Paying Agent shall be consented to by such party and such party  shall be an  addressee  on any  Opinion of Counsel and receive any rating letter provided in connection therewith.

        Promptly  after the  execution  of any  amendment  to the  Certificate  of Trust,  the Owner
Trustee  shall  cause  the  filing of such  amendment  with the  Secretary  of State of the State of
Delaware.

Section 10.02.   No Legal Title to Owner Trust Estate. The  Certificateholders  shall not have legal title to any part of the Owner Trust  Estate.  The  Certificateholders  shall be entitled to receive distributions  with respect to their undivided  beneficial  interest therein only in accordance with
Articles  V and VIII.  No  transfer,  by  operation  of law or  otherwise,  of any  right,  title or interest of the  Certificateholders  to and in their  ownership  interest in the Owner Trust  Estate shall operate to terminate  this Trust  Agreement or the trusts  hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

Section 10.03.   Limitations  on Rights of Others.  Except for Section 2.07,  the provisions of this
Trust   Agreement  are  solely  for  the  benefit  of  the  Owner  Trustee,   the   Depositor,   the
Certificateholders,  the  Credit  Enhancer  and,  to  the  extent  expressly  provided  herein,  the
Indenture  Trustee and the  Noteholders,  and nothing in this Trust  Agreement  (other than Section
2.07),  whether  express or implied,  shall be  construed  to give to any other  Person any legal or equitable  right,  remedy or claim in the Owner  Trust  Estate or under or in  respect of this Trust
Agreement or any covenants, conditions or provisions contained herein.

Section 10.04.   Notices.  (a)  Unless  otherwise  expressly  specified  or  permitted  by the terms hereof,  all notices  shall be in writing and shall be deemed  given upon  receipt,  if to the Owner
Trustee,  addressed to Wilmington  Trust  Company,  Corporate  Trust  Administration,  Rodney Square
North,  1100  North  Market  Street,   Wilmington,   Delaware  19890,  Attention:   Corporate  Trust
Administration;   if  to  the  Indenture  Trustee,   addressed  to  JPMorgan  Chase  Bank,  National
Association,  4 New  York  Plaza,  6th  Floor,  New  York,  New  York  10004,  Attention:  Worldwide
Securities  Services/Structured  Finance  Services,  Home Loan Trust 2006-HI4,  if to the Depositor,
addressed to Residential  Funding  Mortgage  Securities II, Inc.,  8400  Normandale  Lake Boulevard,
Suite  250,  Minneapolis,  Minnesota  55437;  if to the  Credit  Enhancer,  addressed  to  Financial
Guaranty  Insurance  Company,  125 Park  Avenue,  New York,  New York 10017,  Attention:  Structured
Finance  Surveillance (Home Loan  Trust 2006-HI4);  if to the Rating Agencies,  addressed to Moody's
Investors  Service,  Inc.,  99 Church  Street,  4th Floor,  New York,  New York 10001 and Standard &
Poor's,  55 Water  Street - 41st Floor,  New York,  New York 10041,  Attention:  Structured  Finance
Department - MBS or, as to each party,  at such other  address as shall be  designated by such party in a written notice to each other party.

(b)     Any  notice  required  or  permitted  to be given to a  Certificateholder  shall be given by first-class  mail,  postage  prepaid,  at the  address  of such  Holder as shown in the  Certificate
Register.  Any  notice so  mailed  within  the time  prescribed  in this  Trust  Agreement  shall be conclusively  presumed to have been duly given, whether or not the  Certificateholder  receives such notice.

(c)     A copy of any notice  delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

Section 10.05.   Severability.  Any  provision  of  this  Trust  Agreement  that  is  prohibited  or unenforceable in any jurisdiction  shall, as to such  jurisdiction,  be ineffective to the extent of such prohibition or unenforceability  without  invalidating the remaining provisions hereof, and any
such  prohibition  or   unenforceability   in  any  jurisdiction  shall  not  invalidate  or  render
unenforceable such provision in any other jurisdiction.

Section 10.06.   Separate  Counterparts.  This Trust Agreement may be executed by the parties hereto in separate  counterparts,  each of which when so executed and delivered  shall be an original,  but all such counterparts shall together constitute but one and the same instrument.

Section 10.07.   Successors and Assigns. All representations,  warranties,  covenants and agreements contained  herein shall be binding  upon,  and inure to the benefit of, each of the  Depositor,  the
Owner  Trustee and its  successors  and each  Certificateholder  and its  successors  and  permitted assigns, all as herein provided and the Credit Enhancer. Any request,  notice,  direction,  consent, waiver or other  instrument or action by a  Certificateholder  shall bind the successors and assigns of such Certificateholder.

Section 10.08.   No Petition.  The Owner  Trustee,  by entering  into this Trust  Agreement and each
Certificateholder,  by accepting a Certificate,  hereby covenant and agree that they will not at any time  institute  against  the  Depositor  or the  Trust,  or join  in any  institution  against  the
Depositor  or the Trust of, any  bankruptcy  proceedings  under any United  States  federal or state bankruptcy or similar law in connection with any obligations with respect to the  Certificates,  the
Notes, this Trust Agreement or any of the Basic Documents.

Section 10.09.   No Recourse.  Each  Certificateholder by accepting a Certificate  acknowledges that such  Certificateholder's  Certificates  represent beneficial interests in the Trust only and do not represent  interests  in or  obligations  of the  Depositor,  the  Seller,  the Owner  Trustee,  the
Indenture  Trustee or any  Affiliate  thereof and no recourse  may be had  against  such  parties or their assets,  except as may be expressly set forth or  contemplated  in this Trust  Agreement,  the
Certificates or the Basic Documents.

Section 10.10.   Headings.  The  headings  of the  various  Articles  and  Sections  herein  are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 10.11.   GOVERNING  LAW.  THIS TRUST  AGREEMENT  SHALL BE CONSTRUED IN  ACCORDANCE  WITH THE
LAWS OF THE  STATE OF  DELAWARE,  WITHOUT  REFERENCE  TO ITS  CONFLICT  OF LAW  PROVISIONS,  AND THE
OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE  WITH
SUCH LAWS.

Section 10.12.   Integration.  This  Trust  Agreement  constitutes  the entire  agreement  among the parties  hereto  pertaining to the subject  matter hereof and  supersedes  all prior  agreements and understanding pertaining thereto.

Section 10.13. Rights of Credit Enhancer to Exercise Rights of Certificateholders.

(a)     By accepting its Certificate,  each  Certificateholder  agrees that unless a Credit Enhancer
Default  exists,  the  Credit  Enhancer  shall  have  the  right  to  exercise  all  rights  of  the
Certificateholders   under   this   Trust   Agreement   without   any   further   consent   of   the
Certificateholders.  Nothing  in this  Section,  however,  shall  alter or  modify  in any way,  the fiduciary  obligations  of the  Owner  Trustee  to the  Certificateholders  pursuant  to this  Trust
Agreement,  or create any  fiduciary  obligation of the Owner  Trustee to the Credit  Enhancer.  The
Credit Enhancer is an express third-party beneficiary to this Agreement.

(b)     From and after the date on which the  Notes are no longer  outstanding  under the  Indenture and no amounts are owed to the Credit  Enhancer  pursuant to the terms of the  Insurance  Agreement, including  but not limited to,  amounts owed to the Credit  Enhancer in respect of draws made on the
Credit Enhancement  Instrument and for unpaid premiums,  the Credit Enhancer shall have no rights or benefits  hereunder  and all  references  to the Credit  Enhancer in this Trust  Agreement  shall be disregarded.

ARTICLE XI

                                   COMPLIANCE WITH REGULATION AB

Section 11.01.   Intent  of the  Parties;  Reasonableness.  The  Depositor  and  the  Owner  Trustee
acknowledge  and agree  that the  purpose  of this  Article XI is to  facilitate  compliance  by the
Depositor  with  the  provisions  of  Regulation  AB  and  related  rules  and  regulations  of  the
Commission.  The  Depositor  shall not  exercise  its right to request  delivery of  information  or other  performance  under these  provisions  other than in good faith,  or for  purposes  other than compliance  with  the  Securities  Act,  the  Exchange  Act and the  rules  and  regulations  of the
Commission  under the  Securities  Act and the Exchange  Act. The Owner  Trustee  acknowledges  that interpretations  of the  requirements  of  Regulation  AB  may  change  over  time,  whether  due to interpretive  guidance provided by the Commission or its staff,  consensus among participants in the mortgage-backed  securities  markets,  advice of counsel,  or  otherwise,  and agrees to comply with reasonable  requests  made by the  Depositor in good faith for delivery of  information  under these provisions  on the basis of evolving  interpretations  of  Regulation  AB. The Owner  Trustee  shall cooperate in good faith with any reasonable  request by the Depositor for information  regarding the
Owner  Trustee that is necessary or required,  in the  reasonable  good faith  determination  of the
Depositor, to permit the Depositor to comply with the provisions of Regulation AB.

Section 11.02.   Additional Representations and Warranties of the Owner Trustee.

(a)     The Owner  Trustee  shall be deemed to represent and warrant to the Depositor as of the date hereof and on each date on which  information  is provided to the  Depositor  under  Sections 11.01,
11.02(b) or 11.03 that,  except as disclosed  in writing to the  Depositor  prior to such date:  (i)
it is not  aware  and has not  received  notice  that  any  default,  early  amortization  or  other performance  triggering  event has occurred as to any other  Securitization  Transaction  due to any default of the Owner Trustee;  (ii) there are no aspects of its financial  condition that could have a material  adverse  effect on the  performance  by it of its trustee  obligations  under this Trust
Agreement or any other  Securitization  Transaction  as to which it is the trustee;  (iii) there are no material  legal or  governmental  proceedings  pending (or known to be  contemplated)  against it that  would be  material  to  Noteholders;  (iv)  there are no  relationships  or  transactions  (as described  in Item  1119(b) of  Regulation  AB)  relating to the Owner  Trustee  with respect to the
Depositor or any sponsor,  issuing  entity,  servicer,  trustee,  originator,  significant  obligor, enhancement  or support  provider  or other  material  transaction  party (as each of such terms are used in  Regulation  AB)  relating  to the  Securitization  Transaction  contemplated  by this Trust
Agreement,  as  identified  by the  Depositor to the Owner Trustee in writing as of the Closing Date
(each,  a  "Transaction  Party") that are outside the ordinary  course of business or on terms other than would be obtained in an arm's  length  transaction  with an unrelated  third party,  apart from the  Securitization  Transaction,  and that are  material  to the  investors'  understanding  of the
Notes;  and (v)  the  Owner  Trustee  is not an  affiliate  (as  contemplated  by  Item  1119(a)  of
Regulation  AB) of any  Transaction  Party.  The  Depositor  shall  notify the Owner  Trustee of any change in the  identity of a  Transaction  Party after the Closing  Date at least five (5)  Business
Days prior to January 31 of each calendar year.

(b)     If so requested by the Depositor on any date  following the Closing Date,  the Owner Trustee shall,  within five (5) Business Days  following  such  request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in  paragraph  (a) of this  Section or, if any such representation  and  warranty  is not  accurate  as of the date of such  confirmation,  provide  the pertinent  facts,  in writing,  to the Depositor.  Any such request from the Depositor  shall not be given more than once each calendar  quarter,  unless the Depositor shall have a reasonable basis for questioning the accuracy of any of the representations and warranties.

Section 11.03.   Information to Be Provided by the Owner Trustee.

(a)     For so long as the Notes are  outstanding,  for the purpose of  satisfying  the  Depositor's reporting  obligation  under the Exchange Act with respect to any class of Notes,  the Owner Trustee shall  provide  to the  Depositor  a written  description  of (i) the  commencement  of, a  material development in or, if applicable,  the  termination  of, any and all legal  proceedings  against the
Owner  Trustee  or any and all  proceedings  of which  any  property  of the  Owner  Trustee  is the subject,  that  would  be  material  to  Noteholders;  and (ii)  any  such  proceedings  known to be contemplated by governmental  authorities  that would be material to Noteholders.  The Owner Trustee shall also notify the  Depositor,  in writing,  as promptly as  practicable  following  notice to or discovery  by a  Responsible  Officer of the Owner  Trustee of any material  changes to  proceedings described  in  the  preceding  sentence.  In  addition,  the  Owner  Trustee  will  furnish  to  the
Depositor,  in writing,  the  necessary  disclosure  regarding  the Owner  Trustee  describing  such proceedings  required to be disclosed  under Item 1117 of  Regulation  AB, for  inclusion in reports filed by or on behalf of the Depositor  pursuant to the Exchange  Act. The Depositor  will allow the
Owner Trustee to review any  disclosure  relating to material  litigation  against the Owner Trustee prior to filing  such  disclosure  with the  Commission  to the extent  the  Depositor  changes  the information  provided  by the  Owner  Trustee.  Any  descriptions  required  with  respect  to legal proceedings,  as well as updates to previously  provided  descriptions,  under this Section 11.03(a)
shall be given no later than five (5) Business Days prior to the  Determination  Date  following the month in which the relevant event occurs.

(b)     For so long as the Notes are  outstanding,  for the purpose of  satisfying  the  Depositor's reporting  obligation  under the Exchange Act with respect to any class of Notes,  the Owner Trustee shall,  no  later  than  January  31 of each  calendar  year,  (i)  provide  to the  Depositor  such information  regarding  the Owner  Trustee as is required  for the purpose of  compliance  with Item
1119 of Regulation AB;  provided,  however,  the Owner Trustee shall not be required to provide such information  in the event that there has been no change to the  information  previously  provided by the Owner  Trustee to the  Depositor;  and (ii) as promptly as  practicable  following  notice to or discovery  by a  Responsible  Officer  of the Owner  Trustee  of any  changes  to such  information, provide to the Depositor,  in writing,  such updated  information.  Such information  shall include, at a minimum,  a description of any  affiliation  between the Owner Trustee and any of the following parties to the  Securitization  Transaction  contemplated by this Trust  Agreement,  as such parties and their  affiliates  are  identified to the Owner Trustee by the Depositor in connection  with the closing of each  Securitization  Transaction  or, if there has been a change in any such  party,  as such party is  identified  by the  Depositor in a written  notice to the Owner Trustee at least five
(5) Business Days prior to January 31 of each calendar year:

(i)     the sponsor;

(ii)    any depositor;

(iii)   the issuing entity;

(iv)    any servicer;

(v)     any other trustee;

(vi)    any originator;

(vii)   any significant obligor;

(viii)  any enhancement or support provider; and

(ix)    any other material party related to any Securitization Transaction.

        In addition,  the Owner Trustee  shall provide a description  of whether there is, and if so the  general  character  of, any  business  relationship,  agreement,  arrangement,  transaction  or understanding  between the Owner  Trustee and any  above-listed  party that is entered  into outside the  ordinary  course of business  or is on terms  other than would be  obtained in an arm's  length transaction with an unrelated third party,  apart from the Securitization  Transaction  contemplated by this Trust  Agreement,  that currently  exists or that existed during the past two years and that is material to an investor's understanding of the Notes.

(c)     As of the related  Payment Date with respect to each Report on Form 10-D with respect to the
Notes filed by or on behalf of the  Depositor,  and as of March 15 preceding the date each Report on
Form 10-K with respect to the Notes is filed,  the Owner  Trustee  shall be deemed to represent  and warrant  that any  information  previously  provided by the Owner  Trustee  under this Article XI is materially  correct and does not have any material  omissions  unless the Owner Trustee has provided an update to such information.

Section 11.04.   Indemnification; Remedies.
(a)     The Owner Trustee shall  indemnify  the  Depositor,  each  affiliate of the  Depositor,  the
Master  Servicer and each affiliate of the Master  Servicer,  and the respective  present and former directors,  officers,  employees  and agents of each of the  foregoing,  and shall hold each of them harmless from and against any claims, losses,  liabilities (including  penalties),  actions,  suits, judgments,  demands,  damages,  costs  and  expenses  (including  reasonable  fees and  expenses  of attorneys or, as necessary,  consultants and auditors and reasonable costs of  investigations)  that any of them may sustain arising out of or based upon:

(i)     (A) any untrue  statement  of a material  fact  contained  or alleged to be contained in any information,  report,  certification or other material  provided under this Article XI by or on behalf of the Owner Trustee (collectively,  the "Owner Trustee Information"),  or (B) the omission  or alleged  omission to state in the Owner  Trustee  Information  a material  fact required to be stated in the Owner  Trustee  Information  or  necessary in order to make the statements  therein,  in the light of the  circumstances  under  which they were  made,  not misleading; or

(ii)    any failure by the Owner Trustee to deliver any information,  report, certification or other material when and as required under this Article XI.

(b)     In  the  case  of  any  failure  of   performance   described  in  clause  (ii)  of  Section
11.04(a),  the Owner  Trustee shall (i) promptly  reimburse  the Depositor for all costs  reasonably incurred  by the  Depositor  in order to obtain  the  information,  report,  certification  or other material not  delivered by the Owner  Trustee as required and (ii)  cooperate  with the Depositor to mitigate any damages that may result from such failure.

(c)     The Depositor and the Master Servicer shall  indemnify the Owner Trustee,  each affiliate of the Owner Trustee and the respective  present and former directors,  officers,  employees and agents of the Owner  Trustee,  and shall hold each of them harmless  from and against any losses,  damages, penalties,  fines, forfeitures,  legal fees and expenses and related costs, judgments, and any other costs,  fees and expenses that any of them may sustain  arising out of or based upon (i) any  untrue statement  of a material  fact  contained or alleged to be  contained  in any  information  provided under this Trust  Agreement by or on behalf of the  Depositor or the Master  Servicer for  inclusion in any report filed with Commission under the Exchange Act  (collectively,  the "RFC  Information"), or (ii) the omission or alleged  omission to state in the RFC  Information  a material fact required to be stated in the RFC  Information  or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading.

(d)     Notwithstanding any provision in this Section 11.04 to the contrary,  the parties agree that none of the Owner  Trustee,  the Depositor or the Master  Servicer  shall be liable to the other for any consequential or punitive damages whatsoever,  whether in contract,  tort (including  negligence and strict  liability),  or any other legal or equitable  principle;  provided,  however,  that such limitation shall not be applicable with respect to third party claims made against a party.

                                      [SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the Depositor and the Owner Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                            RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                                            By:/s/ Joseph Orning
                                            Name:  Joseph Orning
                                            Title:    Vice President

                                            WILMINGTON TRUST COMPANY, not in its individual
                                            capacity but solely as Owner Trustee, except with
                                            respect to the representations and warranties contained
                                            in Sections 6.03 and 11.02 hereof,

                                            By:/s/ Michele C. Harra
                                            Name: Michele C. Harra
                                            Title:   Financial Services Officer
Acknowledged and Agreed:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Indenture Trustee, Certificate Registrar
and Certificate Paying Agent

By:/s/ Joanne M. Murray
Name: Joanne M. Murray
Title:  Assistant Vice President

Acknowledged and Agreed
solely with respect to Article XI:
RESIDENTIAL FUNDING CORPORATION

By:/s/ Heather Anderson
Name:  Heather Anderson
Title:    Associate

                                             EXHIBIT A

                                FORM OF HOME LOAN BACKED CERTIFICATE

        THIS  CERTIFICATE  (THE  "CERTIFICATE")  IS SUBORDINATED IN RIGHT OF PAYMENT TO THE NOTES AS
DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

        THIS CERTIFICATE IS NOT TRANSFERABLE  EXCEPT UPON SATISFACTION OF THE CONDITIONS IN SECTION
3.05 OF THE AGREEMENT.

        THIS  CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES ACT OF 1933,
AS AMENDED,  OR THE SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS
REGISTERED  PURSUANT  TO SUCH ACT AND  LAWS OR IS SOLD OR  TRANSFERRED  IN  TRANSACTIONS  WHICH  ARE
EXEMPT  FROM  REGISTRATION  UNDER  SUCH ACT AND UNDER  APPLICABLE  STATE LAW AND IS  TRANSFERRED  IN
ACCORDANCE  WITH THE PROVISIONS OF SECTION 3.05 OF THE AMENDED AND RESTATED TRUST  AGREEMENT  ("THE
AGREEMENT").

        NO TRANSFER OF THIS CERTIFICATE (OR ANY INTEREST  HEREIN) MAY BE MADE TO ANY PERSON,  UNLESS
THE TRANSFEREE  PROVIDES THE COMPANY,  THE OWNER TRUSTEE,  THE CERTIFICATE  REGISTRAR AND THE MASTER
SERVICER  WITH  EITHER  (A) A  CERTIFICATION  IN THE FORM OF  EXHIBIT G TO THE  AGREEMENT  OR (B) AN
OPINION OF COUNSEL  ACCEPTABLE TO AND IN FORM AND SUBSTANCE  SATISFACTORY TO THE COMPANY,  THE OWNER
TRUSTEE,  THE  CERTIFICATE  REGISTRAR  AND THE MASTER  SERVICER TO THE EFFECT THAT THE  PURCHASE AND
HOLDING OF THIS  CERTIFICATE IS PERMISSIBLE  UNDER  APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN
A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406 OF THE EMPLOYEE  RETIREMENT INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA"),  OR  SECTION  4975 OF THE  INTERNAL  REVENUE  CODE OF 1986,  AS
AMENDED (THE "CODE") (OR COMPARABLE  PROVISIONS OF ANY SUBSEQUENT  ENACTMENTS)  AND WILL NOT SUBJECT
THE COMPANY, THE OWNER TRUSTEE,  THE CERTIFICATE  REGISTRAR OR THE MASTER SERVICER TO ANY OBLIGATION
OR LIABILITY  (INCLUDING  OBLIGATIONS  AND  LIABILITIES  UNDER ERISA OR SECTION 4975 OF THE CODE) IN
ADDITION TO THOSE  UNDERTAKEN IN THE AGREEMENT,  WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF
THE COMPANY, THE OWNER TRUSTEE, THE CERTIFICATE REGISTRAR OR THE MASTER SERVICER.

        THIS  CERTIFICATE  DOES NOT  REPRESENT  AN INTEREST  IN OR  OBLIGATION  OF THE  SELLER,  THE
COMPANY,  THE  MASTER  SERVICER,  THE  INDENTURE  TRUSTEE,  OR THE  OWNER  TRUSTEE  OR ANY OF  THEIR
RESPECTIVE AFFILIATES, EXCEPT AS EXPRESSLY PROVIDED IN THE AGREEMENT OR THE BASIC DOCUMENTS.

-------------------------------------------- ------ ---------------------------------------------
Certificate No.  ____                               Assumed Final Payment Date:
                                                    September 25, 2036
-------------------------------------------- ------ ---------------------------------------------
-------------------------------------------- ------ ---------------------------------------------

-------------------------------------------- ------ ---------------------------------------------
-------------------------------------------- ------ ---------------------------------------------
Cut-off Date:                                       Certificate Percentage Interest of
September 1, 2006                                   this Certificate: 100%
-------------------------------------------- ------ ---------------------------------------------
-------------------------------------------- ------ ---------------------------------------------

-------------------------------------------- ------ ---------------------------------------------
-------------------------------------------- ------ ---------------------------------------------
Date of Amended and
Restated Trust Agreement:
September 28, 2006
-------------------------------------------- ------ ---------------------------------------------
-------------------------------------------- ------ ---------------------------------------------

-------------------------------------------- ------ ---------------------------------------------
-------------------------------------------- ------ ---------------------------------------------
First Payment Date:
October 25, 2006
-------------------------------------------- ------ ---------------------------------------------
-------------------------------------------- ------ ---------------------------------------------

-------------------------------------------- ------ ---------------------------------------------

                                    HOME LOAN-BACKED CERTIFICATE
                                          SERIES 2006-HI4

        Evidencing a 100% interest in the Trust Estate,  the property of which consists primarily of the Home Loans,  created by RESIDENTIAL  FUNDING MORTGAGE  SECURITIES II, INC.  (hereinafter  called the "Company," which term includes any successor entity under the Agreement referred to below).

        This  Certificate  is  payable  solely  from the  assets of the Trust  Estate,  and does not represent  an  obligation  of or  interest in the  Company,  the Seller,  the Master  Servicer,  the
Indenture  Trustee,  the  Owner  Trustee  or any  of  their  affiliates.  This  Certificate,  is not guaranteed or insured by any governmental  agency or instrumentality or by the Company,  the Seller, the Master Servicer,  the Indenture Trustee,  the Owner Trustee or any of their affiliates.  None of the Company,  the Seller, the Master Servicer,  the Indenture  Trustee,  the Owner Trustee or any of
their  affiliates  will have any  obligation  with respect to any  certificate  or other  obligation secured by or payable from payments on the Certificates.

        This certifies that [name of Holder] is the registered  owner of the Certificate  Percentage
Interest  evidenced by this  Certificate (as set forth on the face hereof) in certain  distributions with respect to the Trust Estate,  consisting  primarily of the Home Loans,  created by  Residential
Funding  Mortgage  Securities  II,  Inc.  The Trust (as defined  herein)  was created  pursuant to a
Trust Agreement,  dated as of September 19, 2006 and an Amended and Restated Trust Agreement,  dated as specified  above (as amended and  supplemented  from time to time, the  "Agreement")  between the
Company and Wilmington  Trust Company,  as owner trustee (the "Owner  Trustee,"  which term includes any  successor  entity under the  Agreement),  a summary of certain of the  pertinent  provisions of which is set forth hereafter.  To the extent not defined herein,  the capitalized  terms used herein have the meanings  assigned in the  Agreement.  This  Certificate  is issued under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Pursuant to the terms of the Agreement,  a distribution will be made on the 25th day of each month or, if such 25th day is not a Business  Day,  the  Business  Day  immediately  following  (the
"Payment  Date"),  commencing on the first Payment Date specified above, to the Person in whose name this  Certificate  is  registered  at the close of  business on the last day (or if such last day is not a Business Day, the Business Day immediately  preceding such last day) of the month  immediately preceding the month of such  distribution  (the "Record  Date"),  in an amount equal to the pro rata portion evidenced by this Certificate  (based on the Certificate  Percentage  Interest stated on the face hereon) of the Certificate  Distribution  Amount,  if any, required to be distributed to Holder of  Certificate on such Payment Date.  Distributions  on this  Certificate  will be made as provided in the  Agreement  by the  Certificate  Paying  Agent  by  wire  transfer  or  check  mailed  to the
Certificateholder  of record in the Certificate  Register  without the  presentation or surrender of this Certificate or the making of any notation hereon.

        Except as otherwise  provided in the  Agreement  and  notwithstanding  the above,  the final distribution on this  Certificate  will be made after due notice by the Certificate  Paying Agent of the pendency of such  distribution  and only upon  presentation and surrender of this Certificate at the  office or agency  maintained  by the  Certificate  Registrar  for that  purpose in the City and
State of New York.

        No  transfer  of this  Certificate  will be made  unless  such  transfer  is exempt from the registration  requirements  of the  Securities  Act of 1933, as amended,  and any  applicable  state securities  laws or is made  in  accordance  with  said  Act and  laws.  In the  event  that  such a transfer is to be made,  the  Certificate  Registrar  or the  Company  shall  require  either (i) an opinion  of  counsel  acceptable  to and in  form  and  substance  satisfactory  to the  Certificate
Registrar  and the Company that such transfer is exempt  (describing  the  applicable  exemption and the  basis  therefor)  from or is  being  made  pursuant  to the  registration  requirements  of the
Securities  Act of  1933,  as  amended,  and of any  applicable  statute  of any  state  or  (ii) an investment  letter  executed by the  Transferee  in the form  described in the  Agreement  and which investment  letter or  Opinion  of  Counsel  shall not be at the  expense  of the  Trust,  the Owner
Trustee,  the  Indenture  Trustee,  the  Certificate  Registrar  or the Company.  The Holder  hereof desiring to effect such transfer  shall,  and does hereby agree to,  indemnify the Trust,  the Owner
Trustee,  the Company,  the Master  Servicer,  the Indenture  Trustee and the Certificate  Registrar
against  any  liability  that  may  result  if the  transfer  is not so  exempt  or is not  made  in accordance with such federal and state laws.

        As described  above, no transfer of this  Certificate (or any interest herein) shall be made unless the transferee  provides the Company,  the Owner Trustee,  the Certificate  Registrar and the
Master  Servicer with either (a) a certification  in the form of Exhibit G to the Agreement  stating that the  transferee  is not an  employee  benefit  plan or other  plan  subject  to the  prohibited transaction  provisions  of ERISA or  Section  4975 of the Code  (each,  a  "Plan"),  or any  Person
(including,  without limitation,  an insurance company investing its general accounts, an investment manager,  a named  fiduciary  or a trustee  of any  Plan) who is using  "plan  assets,"  within  the meaning of the U.S. Department of Labor regulation  promulgated at 29 C.F.R. Section 2510.3-101,  of any Plan  (each,  a "Plan  Investor")  to effect  such  acquisition,  or (b) an  opinion  of counsel acceptable  to and in form and  substance  satisfactory  to the  Company,  the  Owner  Trustee,  the
Certificate  Registrar  and the Master  Servicer to the effect that the purchase and holding of this
Certificate  is  permissible  under  applicable  law, will not  constitute or result in a non-exempt prohibited  transaction  under  Section  406 of ERISA  or  Section  4975 of the Code (or  comparable provisions of any subsequent  enactments),  and will not subject the Company, the Owner Trustee, the
Certificate   Registrar  and  the  Master  Servicer  to  any  obligation  or  liability   (including
obligations  or  liabilities  under  ERISA  or  Section  4975 of the  Code)  in  addition  to  those undertaken in the  Agreement,  which opinion of counsel shall not be an expense of the Company,  the
Owner Trustee, the Certificate Registrar or the Master Servicer.

        In addition, no transfer of a Certificate shall be permitted,  and no such transfer shall be registered by the Certificate  Registrar or be effective  hereunder,  unless evidenced by an Opinion of Counsel which  establishes  that such  transfer or the  registration  of such transfer  would not cause the Trust to be classified  as a publicly  traded  partnership,  an  association  taxable as a corporation,  a corporation  or a taxable  mortgage  pool for federal and relevant  state income tax purposes,  which Opinion of Counsel shall not be an expense of the  Certificate  Registrar and shall be an expense of the proposed  transferee.  No Opinion of Counsel will be required if such  transfer is made to a nominee of an existing beneficial holder of a Certificate.

        This Certificate is issued pursuant to a duly authorized issue of Certificate  designated as
Home  Loan-Backed  Certificate of the Series  specified  hereon.  All terms used in this Certificate which are defined in the Agreement shall have the meanings assigned to them in the Agreement.

        The  Certificateholder,  by its  acceptance  of this  Certificate,  agrees that it will look solely to the funds on deposit  in the  Certificate  Distribution  Account  that have been  released from the Lien of the  Indenture  for payment  hereunder  and that  neither the Owner  Trustee in its individual  capacity nor the Company is personally  liable to the  Certificateholder  for any amount payable under this  Certificate or the Agreement or, except as expressly  provided in the Agreement, subject to any liability under the Agreement.

        The  Holder  of this  Certificate  acknowledges  and  agrees  that  its  rights  to  receive distributions  in respect of this  Certificate are  subordinated to the rights of the Noteholders as described in the  Indenture,  dated as of September  28, 2006 between Home Loan Trust  2006-HI4 (the
"Trust") and JPMorgan Chase Bank, National Association, as Indenture Trustee (the "Indenture").

        The  Certificateholder,  by its  acceptance of this  Certificate,  covenants and agrees that such  Certificateholder  will  not at any  time  institute  against  the  Company,  or  join  in any institution  against  the  Company or the Trust of,  any  bankruptcy,  reorganization,  arrangement, insolvency or  liquidation  proceedings,  or other  proceedings  under any United States  federal or state  bankruptcy or similar law in connection  with any  obligations  relating to the  Certificate, the Notes, the Agreement or any of the Basic Documents.

        The Agreement permits the amendment thereof as specified below,  provided that any amendment be  accompanied  by the consent of the Credit  Enhancer (so long as no Credit  Enhancer  Default has occurred and is  continuing)  and an Opinion of Counsel to the Owner Trustee to the effect that such amendment  complies with the  provisions of the Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of the  amendment is to correct any  mistake,  eliminate  any inconsistency,  cure any  ambiguity or deal with any matter not  covered,  it shall not be necessary to obtain the consent of any Holder,  but the Owner  Trustee  shall be furnished  with a letter from the Rating  Agencies  that the  amendment  will not result in the  downgrading  or withdrawal of the rating  then  assigned  to any  Security  if  determined  without  regard to the Credit  Enhancement
Instrument  and the  consent of the  Credit  Enhancer  (so long as no Credit  Enhancer  Default  has occurred and is  continuing)  shall be obtained.  If the purpose of the  amendment is to prevent the imposition  of any federal or state taxes at any time that any  Security  is  outstanding,  it shall not be  necessary  to obtain the consent of the Holder,  but the Owner  Trustee  shall be  furnished with an Opinion of Counsel that such  amendment  is  necessary or helpful to prevent the  imposition of such taxes and is not  materially  adverse to the Holder and the  consent of the Credit  Enhancer
(so long as no Credit  Enhancer  Default has occurred and is continuing)  shall be obtained.  If the purpose of the  amendment  is to add or eliminate or change any  provision of the  Agreement,  other than as specified in the preceding  two  sentences,  the amendment  shall require the consent of the
Credit Enhancer (so long as no Credit Enhancer  Default has occurred and is continuing),  an Opinion of counsel to the effect that such  action will not  adversely  affect in any  material  respect the interests of any Holders and either (a) a letter from the Rating  Agencies that the  amendment  will not result in the  downgrading  or  withdrawal  of the rating  then  assigned  to any  Security,  if determined  without  regard  to  the  Credit  Enhancement  Instrument  or  (b)  the  consent  of the
Certificateholder  and the Indenture Trustee;  provided,  however,  that no such amendment shall (i)
reduce in any manner the amount of, or delay the time of,  payments  received  that are  required to be  distributed  on the  Certificate  without  the consent of the  Certificateholder  and the Credit
Enhancer (so long as no Credit  Enhancer  Default has occurred  and is  continuing),  or (ii) reduce the aforesaid percentage of the Certificate without the consent of the Holder of the Certificate.

        As  provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this  Certificate is  registerable  in the  Certificate  Register upon surrender of this
Certificate for  registration  of transfer at the offices or agencies of the  Certificate  Registrar maintained  in the City and State of New York,  accompanied  by a written  instrument of transfer in form  satisfactory to the Certificate  Registrar duly executed by the Holder hereof or such Holder's attorney duly  authorized  in writing,  and  thereupon  one or more new  Certificates  of authorized denominations  evidencing  the same Class and  aggregate  Certificate  Percentage  Interest  will be issued  to the  designated  transferee.  The  initial  Certificate  Registrar  appointed  under  the
Agreement is the Indenture Trustee.

        The Certificate is issuable only in minimum  denominations of a 100% Certificate  Percentage
Interest.

        The Certificate is intended to be a certificated  security under Article 8 of the UCC of the
State of New York and under the  corresponding  provisions of the UCC of any other State that may be applicable.

        No service charge will be made for any such  registration  of transfer or exchange,  but the
Owner  Trustee or the  Certificate  Registrar may require  payment of a sum  sufficient to cover any tax or governmental charge payable in connection therewith.

        The Owner Trustee, the Certificate Paying Agent, the Certificate  Registrar and any agent of the Owner Trustee,  the Certificate Paying Agent, or the Certificate  Registrar may treat the Person in whose name this  Certificate is registered as the owner hereof for all purposes,  and none of the
Owner Trustee,  the Certificate  Paying Agent, the Certificate  Registrar or any such agent shall be affected by any notice to the contrary.

        This  Certificate  shall be governed by and  construed  in  accordance  with the laws of the
State of Delaware.

        The  obligations  created  by the  Agreement  in respect  of the  Certificate  and the Trust created  thereby shall  terminate upon the earliest of (i) the final  distribution  of all moneys or other  property or proceeds of the Trust Estate in  accordance  with the terms of the  Indenture and the  Agreement,  (ii) the  Payment  Date in  September  2036 or (iii)  the  purchase  by the  Master
Servicer of all the Home Loans pursuant to Section 8.08(a) of the Servicing Agreement.

        Unless the  certificate of  authentication  hereon shall have been executed by an authorized officer of the Owner Trustee,  or an  authenticating  agent by manual  signature,  this  Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

        IN WITNESS  WHEREOF,  the Owner  Trustee,  on behalf of the Trust and not in its  individual capacity, has caused this Certificate to be duly executed.

                                            HOME LOAN TRUST 2006-HI4

                                            by     WILMINGTON TRUST COMPANY,
                                                   not in its individual capacity but solely
                                                   as Owner Trustee

                                            Dated:  __________________________________
                                                     Authorized Signatory

                                   CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By:     ______________________________
        Authorized Signatory

or       ______________________________,
        as Authenticating Agent of the Trust

By:     ______________________________
        Authorized Signatory

                                             ASSIGNMENT

        FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_____________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

_____________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

_____________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:_______________________

                                            _________________________________*/
                                            Signature Guaranteed:

                                            ____________________*/

_____________

*/ NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                     DISTRIBUTION INSTRUCTIONS

        The assignee should include the following for the information of the Certificate Paying
Agent:

        Distribution shall be made by wire transfer in immediately available funds to
______________________________________________________________________________ for the account of
________________________________________, account number ______________, or, if mailed by check, to ______________.

        Applicable statements should be mailed to __________________.

                                            ______________________________
                                            Signature of assignee or agent
                                            (for authorization of wire transfer only)

                                             EXHIBIT B

                                       TO THE TRUST AGREEMENT

                                        CERTIFICATE OF TRUST

                                                 OF

                                      HOME LOAN TRUST 2006-HI4

        THIS  Certificate  of Trust of HOME LOAN TRUST 2006-HI4 (the "Trust") is being duly executed and filed on behalf of the Trust by the  undersigned,  as trustee,  to form a statutory  trust under the Delaware Statutory Trust Act (12 Del.  C.ss. 3801 et seq.) (the "Act").

        1.     Name.  The name of the statutory trust formed by this Certificate of Trust is HOME
LOAN TRUST 2006-HI4.

        2.     Delaware Trustee.  The name and business address of the trustee of the Trust in the
State of Delaware are ________________, __________________, ______________, Delaware ___________.

        3.     Effective Date.  This Certificate of Trust shall be effective upon filing.

        IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                            [NAME OF OWNER TRUSTEE],
                                            not in its individual capacity
                                            but solely as Owner Trustee

                                            By:
                                            Name:
                                            Title:

                                             EXHIBIT C

                           [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                      Description of Rule 144A Securities, including numbers:

                            ____________________________________________
                            ____________________________________________
                            ____________________________________________
                            ____________________________________________

               The undersigned seller, as registered holder (the "Seller"),  intends to transfer the
Rule 144A Securities described above to the undersigned buyer (the "Buyer").

               1.     In  connection  with  such  transfer  and in  accordance  with the  agreements pursuant to which the Rule 144A  Securities were issued,  the Seller hereby  certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A Securities,  any interest in the Rule 144A Securities or any other  similar  security  to, or  solicited  any offer to buy or accept a transfer,  pledge or other disposition  of the Rule 144A  Securities,  any  interest in the Rule 144A  Securities  or any other similar  security  from,  or  otherwise  approached  or  negotiated  with  respect  to the Rule 144A
Securities,  any  interest in the Rule 144A  Securities  or any other  similar  security  with,  any person in any manner,  or made any general  solicitation  by means of general  advertising or in any other  manner,  or taken any other action,  that would  constitute a  distribution  of the Rule 144A
Securities  under the Securities Act of 1933, as amended (the "1933 Act"),  or that would render the disposition  of the Rule  144A  Securities  a  violation  of  Section  5 of the 1933 Act or  require registration  pursuant thereto,  and that the Seller has not offered the Rule 144A Securities to any person  other  than the Buyer or  another  "qualified  institutional  buyer" as defined in Rule 144A under the 1933 Act.

               2.     The Buyer warrants and  represents  to, and covenants  with, the Owner Trustee and the Depositor (as defined in the Amended and Restated Trust Agreement (the  "Agreement"),  dated as of September 28, 2006 between  Residential  Funding  Mortgage  Securities  II, Inc., as Depositor
and  Wilmington  Trust  Company as Owner  Trustee  pursuant  to Section  3.05 of the  Agreement  and
JPMorgan Chase Bank, National Association, as indenture trustee, as follows:

               a.     The Buyer  understands  that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

               b.     The  Buyer  considers  itself  a  substantial,   sophisticated   institutional
        investor  having such knowledge and experience in financial and business  matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

               c.     The Buyer has been  furnished  with all  information  regarding  the Rule 144A
        Securities that it has requested from the Seller, the Indenture  Trustee,  the Owner Trustee or the Master Servicer.

               d.     Neither the Buyer nor anyone  acting on its behalf has  offered,  transferred, pledged,  sold or  otherwise  disposed  of the Rule 144A  Securities,  any  interest  in the
        Rule144A  Securities  or any other  similar  security to, or  solicited  any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities,  any interest in the Rule 144A  Securities or any other  similar  security  from, or otherwise  approached or negotiated  with  respect  to the Rule  144A  Securities,  any  interest  in the  Rule  144A
        Securities  or any other  similar  security  with,  any  person in any  manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute a distribution of the Rule 144A  Securities  under the
        1933 Act or that would  render the  disposition  of the Rule 144A  Securities a violation of
        Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act, nor has it  authorized  or will it  authorize  any person to act, in such manner with respect to the Rule 144A Securities.

               e.     The Buyer is a  "qualified  institutional  buyer" as that term is  defined  in
        Rule144A under the 1933 Act and has completed  either of the forms of  certification to that effect  attached  hereto  as Annex 1 or Annex 2. The  Buyer is aware  that the sale to it is being made in reliance on Rule 144A.  The Buyer is acquiring  the Rule 144A  Securities  for its own account or the accounts of other qualified  institutional  buyers,  understands that such  Rule144A  Securities  may be  resold,  pledged  or  transferred  only  (i) to a person reasonably  believed  to be a  qualified  institutional  buyer  that  purchases  for its own account or for the account of a qualified  institutional  buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A,  or (ii) pursuant to another exemption from registration under the 1933 Act.

               3.     The Buyer represents that:

(i)     either (a) or (b) is satisfied, as marked below:

               ____   a.     The Buyer is not an  employee  benefit  plan or other  plan  subject to the  prohibited  transaction  provisions of ERISA or Section 4975 of the Code (each,  a "Plan"),  or any Person (including,  without limitation,  an insurance company investing its general accounts, an investment  manager,  a named fiduciary or a trustee of any Plan) who is using "plan assets," within the  meaning  of  the  U.S.  Department  of  Labor  regulation  promulgated  at  29  C.F.R.  Section
2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition; or

               ____   b.     The  Buyer  will  provide  the  Depositor,   the  Owner  Trustee,   the
Certificate  Registrar and the Master Servicer with an opinion of counsel  acceptable to and in form and substance  satisfactory to the Depositor,  the Owner Trustee, the Certificate  Registrar and the
Master  Servicer to the effect that the  purchase  and holding of this  Certificate  is  permissible under  applicable law, will not constitute or result in a non-exempt  prohibited  transaction  under
Section  406 of  ERISA or  Section  4975 of the Code (or  comparable  provisions  of any  subsequent enactments),  and will not subject the Depositor,  the Owner Trustee, the Certificate  Registrar and
the Master  Servicer to any obligation or liability  (including  obligations  or  liabilities  under
ERISA or Section 4975 of the Code) in addition to those  undertaken in the Agreement,  which opinion of counsel shall not be an expense of the Depositor,  the Owner Trustee,  the Certificate  Registrar
or the Master Servicer; and

               4.     This  document  may  be  executed  in  one  or  more  counterparts  and by the different  parties  hereto on  separate  counterparts,  each of which,  when so  executed,  shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                            Print Name of Buyer
By: _____________________________               By:  __________________________________
    Name:                                            Name:
    Title:                                           Title:
Taxpayer Identification:                        Taxpayer Identification:
No.    ____________________________             No.     _______________________________
Date:  ___________________________              Date:  _______________________________

                                                                                          ANNEX 1 TO
                                                                                           EXHIBIT C

                      QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                      [For Buyers Other Than Registered Investment Companies]

        The  undersigned  hereby  certifies as follows in connection  with the Rule 144A  Investment
Representation to which this Certification is attached:

        1.     As indicated  below,  the  undersigned is the  President,  Chief  Financial  Officer,
Senior Vice President or other executive officer of the Buyer.

        2.     In connection  with purchases by the Buyer,  the Buyer is a "qualified  institutional buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule 144A") because
(i) the Buyer owned and/or invested on a discretionary  basis  $__________________(1)  in securities
(except for the  excluded  securities  referred  to below) as of the end of the Buyer's  most recent fiscal  year  (such  amount  being  calculated  in  accordance  with  Rule  144A) and (ii) the Buyer satisfies the criteria in the category marked below.

        ___    Corporation,  etc. The Buyer is a  corporation  (other than a bank,  savings and loan association  or  similar  institution),  Massachusetts  or similar  statutory  trust, partnership,  or  charitable  organization  described  in  Section  501(c)(3)  of the
               Internal Revenue Code.

        ___    Bank.  The Buyer (a) is a national bank or banking  institution  organized  under the laws of any State,  territory or the  District of Columbia,  the business of which is substantially  confined  to banking  and is  supervised  by the State or  territorial
               banking   commission  or  similar  official  or  is  a  foreign  bank  or  equivalent
               institution,   and  (b)  has  an  audited  net  worth  of  at  least  $25,000,000  as demonstrated in its latest annual financial statements,  a copy of which is attached hereto.

___     State or Local  Plan.  The  Buyer  is a plan  established  and  maintained  by a State,  its political  subdivisions,  or any  agency or  instrumentality  of the State or its  political subdivisions, for the benefit of its employees.

___     ERISA  Plan.  The Buyer is an  employee  benefit  plan  within the meaning of Title I of the
        Employee Retirement Income Security Act of 1974.

_______________
(1) Buyer  must own and/or  invest on a  discretionary  basis at least  $100,000,000  in  securities unless Buyer is a dealer,  and, in that case, Buyer must own and/or invest on a discretionary  basis at least $10,000,000 in securities.

        ___    Investment  Adviser.  The  Buyer  is  an  investment  adviser  registered  under  the
               Investment Advisers Act of 1940.

        ___    SBIC. The Buyer is a Small  Business  Investment  Company  licensed by the U.S. Small
               Business  Administration under Section 301(c) or (d) of the Small Business Investment
               Act of 1958.

        ___    Business  Development  Company.  The  Buyer  is a  business  development  company  as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

        ___    Trust Fund.  The Buyer is a trust fund whose  trustee is a bank or trust  company and whose  participants are exclusively (a) plans  established and maintained by a State, its  political  subdivisions,  or any agency or  instrumentality  of the State or its political  subdivisions,  for the benefit of its employees,  or (b) employee  benefit plans within the meaning of Title I of the Employee  Retirement  Income  Security Act
               of 1974, but is not a trust fund that includes as participants  individual retirement accounts or H.R.  10 plans.

        3.     The term  "securities" as used herein does not include (i) securities of issuers that are  affiliated  with  the  Buyer,  (ii)  securities  that  are part of an  unsold  allotment  to or subscription  by the Buyer, if the Buyer is a dealer,  (iii) bank deposit notes and  certificates of deposit, (iv) loan participations,  (v) repurchase agreements,  (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

        4.     For purposes of determining the aggregate  amount of securities owned and/or invested on a discretionary  basis by the Buyer,  the Buyer used the cost of such securities to the Buyer and did  not  include  any  of the  securities  referred  to in the  preceding  paragraph.  Further,  in determining such aggregate amount,  the Buyer may have included  securities owned by subsidiaries of the  Buyer,  but  only if such  subsidiaries  are  consolidated  with  the  Buyer  in its  financial statements  prepared  in  accordance  with  generally  accepted  accounting  principles  and  if the
investments  of  such  subsidiaries  are  managed  under  the  Buyer's  direction.   However,   such
securities were not included if the Buyer is a  majority-owned,  consolidated  subsidiary of another enterprise  and the Buyer is not itself a reporting  company  under the  Securities  Exchange Act of
1934.

        5.     The Buyer  acknowledges  that it is familiar with Rule 144A and understands  that the seller to it and other  parties  related to the Rule 144A  Securities  are relying and will continue to rely on the  statements  made herein because one or more sales to the Buyer may be in reliance on
Rule 144A.

___     ___    Will the Buyer be purchasing the Rule 144A
Yes     No     Securities only for the Buyer's own account?

        6.     If the  answer  to the  foregoing  question  is  "no",  the  Buyer  agrees  that,  in connection  with any  purchase  of  securities  sold to the Buyer for the  account of a third  party
(including  any  separate  account) in reliance on Rule 144A,  the Buyer will only  purchase for the account of a third party that at the time is a "qualified  institutional  buyer"  within the meaning of Rule 144A.  In  addition,  the Buyer  agrees that the Buyer will not  purchase  securities  for a third party unless the Buyer has obtained a current  representation  letter from such third party or taken  other  appropriate  steps  contemplated  by Rule  144A to  conclude  that  such  third  party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

        7.     The Buyer will notify each of the parties to which this  certification is made of any changes  in the  information  and  conclusions  herein.  Until  such  notice is given,  the  Buyer's purchase of Rule 144A Securities will constitute a  reaffirmation  of this  certification  as of the date of such purchase.

                                            Print Name of Buyer

                                            By:  _______________________
                                               Name:
                                               Title:

                                            Date:

                                                                                          ANNEX 2 TO
                                                                                           EXHIBIT C

                      QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                       [For Buyers That Are Registered Investment Companies]

               The  undersigned  hereby  certifies  as  follows  in  connection  with the Rule  144A
Investment Representation to which this Certification is attached:

               1.     As indicated below, the undersigned is the President,  Chief Financial Officer or Senior  Vice  President  of the Buyer or, if the Buyer is a  "qualified  institutional  buyer" as that term is defined in Rule 144A under the  Securities  Act of 1933 ("Rule 144A")  because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

               2.     In   connection   with   purchases  by  Buyer,   the  Buyer  is  a  "qualified
institutional  buyer" as defined in SEC Rule 144A  because  (i) the Buyer is an  investment  company registered  under the Investment  Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment  Companies,  owned at least  $100,000,000 in securities (other than the excluded  securities  referred to below) as of the end of the Buyer's  most recent  fiscal year.
For purposes of  determining  the amount of securities  owned by the Buyer or the Buyer's  Family of
Investment Companies, the cost of such securities was used.

        ____   The  Buyer  owned   $___________________  in  securities  (other  than  the  excluded securities  referred to below) as of the end of the Buyer's  most recent  fiscal year
               (such amount being calculated in accordance with Rule 144A).

        ____   The Buyer is part of a Family of  Investment  Companies  which owned in the aggregate
               $______________ in securities (other than the excluded  securities referred to below)
               as of the end of the Buyer's most recent  fiscal year (such  amount being  calculated in accordance with Rule 144A).

               3.     The term  "Family of  Investment  Companies"  as used herein means two or more registered  investment  companies  (or  series  thereof)  that have the same  investment  adviser or investment  advisers that are  affiliated (by virtue of being  majority  owned  subsidiaries  of the same parent or because one investment adviser is a majority owned subsidiary of the other).

               4.     The term  "securities"  as used  herein does not  include  (i)  securities  of issuers  that  are  affiliated  with  the  Buyer or are part of the  Buyer's  Family  of  Investment
Companies,  (ii) bank deposit notes and  certificates of deposit,  (iii) loan  participations,  (iv)
repurchase  agreements,  (v)  securities  owned  but  subject  to a  repurchase  agreement  and (vi)
currency, interest rate and commodity swaps.

               5.     The Buyer is familiar with Rule 144A and understands  that each of the parties to which this  certification  is made are relying and will continue to rely on the  statements  made herein  because one or more sales to the Buyer will be in reliance on Rule 144A.  In  addition,  the
Buyer will only purchase for the Buyer's own account.

               6.     The  undersigned  will notify each of the parties to which this  certification is made of any changes in the  information and conclusions  herein.  Until such notice,  the Buyer's purchase of Rule 144A  Securities  will  constitute a  reaffirmation  of this  certification  by the undersigned as of the date of such purchase.

______________________________
Print Name of Buyer

By:  __________________________
    Name:
    Title:

IF AN ADVISER:

_____________________________
Print Name of Buyer

Date:   _______________________

                                             EXHIBIT D

                               FORM OF INVESTOR REPRESENTATION LETTER

                                         ___________, 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, National Association
[4 New York Plaza, 6th Floor
New York, New York 10004
Attention: Worldwide Securities Services/Structured Finance Services]

                      Re:    Home Loan-Backed Certificates
                             Series 2006-HI4

Ladies and Gentlemen:

               __________________  (the "Purchaser")  intends to purchase from (the "Seller") a ___%
Certificate  Percentage  Interest of Certificates of Series  2006-HI4 (the  "Certificates"),  issued pursuant  to the  Amended  and  Restated  Trust  Agreement  (the  "Trust  Agreement"),  dated  as of
September  28, 2006 between  Residential  Funding  Mortgage  Securities  II, Inc. as depositor  (the
"Company") and Wilmington  Trust Company,  as owner trustee (the "Owner  Trustee"),  as acknowledged and agreed by JPMorgan Chase Bank, National Association,  as Certificate  Registrar.  All terms used herein and not  otherwise  defined  shall have the  meanings set forth in the Trust  Agreement.  The
Purchaser  hereby  certifies,  represents  and warrants to, and covenants  with, the Company and the
Certificate Registrar that:

               1.     The Purchaser  understands  that (a) the  Certificates  have not been and will not be registered or qualified  under the  Securities Act of 1933, as amended (the "Act") or any state  securities  law,  (b) the  Company is not  required to so register or qualify the
        Certificates,  (c) the Certificates may be resold only if registered and qualified  pursuant to the  provisions  of the Act or any state  securities  law, or if an  exemption  from such registration and qualification is available,  (d) the Trust Agreement contains  restrictions regarding the transfer of the Certificates  and (e) the  Certificates  will bear a legend to the foregoing effect.

               2.     The  Purchaser  is  acquiring  the   Certificates  for  its  own  account  for
        investment  only  and not  with a view to or for sale in  connection  with any  distribution thereof in any manner that would violate the Act or any applicable state securities laws.

               3.     The  Purchaser  is (a) a  substantial,  sophisticated  institutional  investor having such knowledge and experience in financial and business matters,  and, in particular, in such matters related to securities  similar to the Certificates,  such that it is capable of evaluating the merits and risks of investment in the  Certificates,  (b) able to bear the economic risks of such an investment and (c) an "accredited  investor" within the meaning of
        Rule 501(a) promulgated pursuant to the Act.

               4.     The Purchaser has been  furnished  with,  and has had an opportunity to review
        (a) [a copy of the Private Placement  Memorandum,  dated ___________,  20__, relating to the
        Certificates  (b)] a copy  of the  Trust  Agreement  and  [b]  [c]  such  other  information concerning  the  Certificates,  the Home Loans and the Company as has been  requested by the
        Purchaser  from the  Company or the Seller and is relevant  to the  Purchaser's  decision to purchase the  Certificates.  The Purchaser  has had any  questions  arising from such review answered  by the  Company  or the  Seller  to the  satisfaction  of the  Purchaser.  [If the
        Purchaser did not purchase the  Certificates  from the Seller in connection with the initial distribution  of the  Certificates  and was  provided  with a copy of the Private  Placement
        Memorandum  (the  "Memorandum")  relating to the original sale (the "Original  Sale") of the
        Certificates by the Company,  the Purchaser  acknowledges  that such Memorandum was provided to it by the Seller,  that the  Memorandum  was  prepared  by the Company  solely for use in connection  with the Original Sale and the Company did not  participate  in or facilitate in any way  the  purchase  of the  Certificates  by the  Purchaser  from  the  Seller,  and the
        Purchaser  agrees that it will look solely to the Seller and not to the Company with respect to any damage,  liability,  claim or expense arising out of, resulting from or in connection with (a) error or omission,  or alleged error or omission,  contained in the Memorandum,  or
        (b) any information, development or event arising after the date of the Memorandum.]

               5.     The  Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer,  pledge,  sell,  dispose of or otherwise  transfer any Certificate, any interest in any  Certificate or any other similar  security to any person in any manner,
        (b) solicit  any offer to buy or to accept a pledge,  disposition  of other  transfer of any
        Certificate,  any interest in any Certificate or any other similar  security from any person in any manner,  (c) otherwise  approach or negotiate  with respect to any  Certificate,  any interest in any  Certificate  or any other  similar  security with any person in any manner,
        (d) make any general  solicitation by means of general advertising or in any other manner or
        (e) take any other  action,  that (as to any of (a) through (e) above)  would  constitute  a distribution  of any  Certificate  under the Act, that would render the  disposition  of any
        Certificate a violation of Section 5 of the Act or any state  securities  law, or that would require  registration  or  qualification  pursuant  thereto.  The Purchaser will not sell or otherwise transfer any of the Certificates,  except in compliance with the provisions of the
        Trust Agreement.

               6.     The Purchaser represents:

(i) that either (a) or (b) is satisfied, as marked below:

               ____   a.     The  Purchaser  is not an employee  benefit  plan or other plan subject to the prohibited  transaction  provisions of ERISA or Section 4975 of the Code (each, a "Plan"), or any Person (including,  without limitation,  an insurance company investing its general accounts, an investment  manager,  a named fiduciary or a trustee of any Plan) who is using "plan assets," within the  meaning  of  the  U.S.  Department  of  Labor  regulation  promulgated  at  29  C.F.R.  Section
2510.3-101, of any Plan (each, a "Plan Investor") to effect such acquisition; or

               ____   b.     The  Purchaser  will  provide  the  Company,  the  Owner  Trustee,  the
Certificate  Registrar and the Master Servicer with an opinion of counsel  acceptable to and in form and substance  satisfactory to the Company,  the Owner Trustee,  the  Certificate  Registrar and the
Master  Servicer to the effect that the  purchase  and holding of this  Certificate  is  permissible under  applicable law, will not constitute or result in a non-exempt  prohibited  transaction  under
Section  406 of  ERISA or  Section  4975 of the Code (or  comparable  provisions  of any  subsequent enactments),  and will not subject the Company,  the Owner Trustee,  the  Certificate  Registrar and
the Master  Servicer to any obligation or liability  (including  obligations  or  liabilities  under
ERISA or Section 4975 of the Code) in addition to those  undertaken in the Agreement,  which opinion of counsel shall not be an expense of the Company, the Owner Trustee,  the Certificate  Registrar or
the Master Servicer; and

               7.     The  Purchaser  is  acquiring  the  Certificate  for its own behalf and is not acting as agent or  custodian  for any  other  person  or  entity  in  connection  with such acquisition;

               8.     The Purchaser is not a non-United States person for federal income tax purposes.

                                            Very truly yours,

                                            __________________________

                                            By:   ___________________________________
                                            Name:
                                            Title:

                                             EXHIBIT E

                              FORM OF TRANSFEROR REPRESENTATION LETTER

__________, 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

JPMorgan Chase Bank, National Association
[4 New York Plaza, 6th Floor
New York, New York 10004
Attention: Worldwide Securities Services/Structured Finance Services]

                      Re:    Home Loan-Backed Certificates
                             Series 2006-HI4

Ladies and Gentlemen:

               ____________________  (the  "Purchaser")  intends to purchase  from (the  "Seller") a
___%  Certificate  Percentage  Interest of  Certificates  of Series  2006-HI4 (the  "Certificates"),
issued  pursuant to the Amended and Restated Trust  Agreement (the "Trust  Agreement"),  dated as of
September  28, 2006 between  Residential  Funding  Mortgage  Securities  II, Inc. as depositor  (the
"Company") and Wilmington  Trust Company,  as owner trustee (the "Owner  Trustee"),  as acknowledged and agreed by JPMorgan Chase Bank, National Association,  as Certificate  Registrar.  All terms used herein and not  otherwise  defined  shall have the  meanings set forth in the Trust  Agreement.  The
Seller  hereby  certifies,  represents  and warrants  to, and  covenants  with,  the Company and the
Certificate Registrar that:

               Neither the Seller nor anyone  acting on its behalf has (a) offered,  pledged,  sold, disposed of or otherwise  transferred the Certificate,  any interest in the Certificate or any other similar  security to any person in any  manner,  (b) has  solicited  any offer to buy or to accept a pledge,  disposition or other transfer of the  Certificate,  any interest in the  Certificate or any other  similar  security from any person in any manner,  (c) has otherwise  approached or negotiated with respect to the  Certificate,  any interest in the  Certificate  or any other  similar  security with any  person  in any  manner,  (d) has  made  any  general  solicitation  by  means  of  general advertising  or in any other  manner,  or (e) has taken  any  other  action,  that (as to any of (a)
through (e) above) would constitute a distribution of the  Certificates  under the Securities Act of
1933 (the "Act"),  that would render the  disposition of the Certificate a violation of Section 5 of the Act or any state securities law, or that would require  registration or  qualification  pursuant thereto.  The Seller will not act, in any manner set forth in the  foregoing  sentence  with respect to the  Certificate.  The  Seller  has not  and  will  not  sell or  otherwise  transfer  any of the
Certificates, except in compliance with the provisions of the Trust Agreement.

                                            Very truly yours,

                                            __________________________________________
                                                              (Seller)

                                            By:  _____________________________________
                                                Name:
                                                Title:

                                                 EXHIBIT F

                                 CERTIFICATE OF NON-FOREIGN STATUS

        This  Certificate of Non-Foreign  Status  ("certificate")  is delivered  pursuant to Section
3.05 of the  Amended and  Restated  Trust  Agreement,  dated as of  September  28, 2006 (the "Trust
Agreement"),  between  Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington
Trust Company,  as Owner Trustee,  in connection  with the acquisition of, transfer to or possession by the undersigned,  whether as beneficial owner (the "Beneficial  Owner"),  or nominee on behalf of the  Beneficial  Owner of the  Residential  Home  Loan-Backed  Certificates,  Series  2006-HI4  (the
"Certificate").  Capitalized  terms used but not  defined in this  certificate  have the  respective meanings given them in the Trust Agreement.

        Each holder  must  complete  Part I, Part II (if the holder is a nominee),  and in all cases sign and otherwise complete Part III.

        In addition,  each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

        To confirm to the Trust that the  provisions  of Sections  871,  881 or 1446 of the Internal
Revenue Code  (relating to  withholding  tax on foreign  shareholders  and partners) do not apply in respect of the Certificate held by the undersigned, the undersigned hereby certifies:

Part I -                     Complete Either A or B

        A.     Individual as Beneficial Owner

               1.     I am (The Beneficial Owner is) not a non-resident alien for purposes of U.S.
                      income taxation;

               2.     My (The Beneficial Owner's) name and home address are:

                       _____________________________
                       _____________________________
                       _____________________________; and

               3.     My (The Beneficial Owner's) U.S.  taxpayer identification number (Social
                      Security Number) is _______________.

        B.     Corporate, Partnership or Other Entity as Beneficial Owner

               1.     (Name  of  the  Beneficial  Owner)  is  not  a  foreign  corporation,  foreign partnership,  foreign  trust or foreign  estate (as those terms are defined in the Code and Treasury Regulations;

               2.     The Beneficial Owner's office address and place of incorporation (if applicable) is ______________; and

               3.     The Beneficial Owner's U.S.  employer identification number is ______________.

Part II -             Nominees

        If the undersigned is the nominee for the Beneficial  Owner, the undersigned  certifies that this certificate has been made in reliance upon information contained in:

               _____  an IRS Form W-9

               _____  a form such as this or substantially similar

provided to the undersigned by an appropriate  person and (i) the  undersigned  agrees to notify the
Trust at least  thirty (30) days prior to the date that the form relied upon becomes  obsolete,  and
(ii) in  connection  with  change  in  Beneficial  Owners,  the  undersigned  agrees to submit a new
Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -            Declaration

        The undersigned,  as the Beneficial  Owner or a nominee thereof,  agrees to notify the Trust within  sixty  (60) days of the date  that the  Beneficial  Owner  becomes  a  foreign  person.  The undersigned  understands  that this  certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement  contained  therein could be punishable by fines,  imprisonment or both.

        Under penalties of perjury,  I declare that I have examined this certificate and to the best of my knowledge  and belief it is true,  correct and  complete and will further  declare that I will inform the Trust of any change in the  information  provided  above,  and, if applicable,  I further declare that I have the authority* to sign this document.

________________________
Name

________________________
Title (if applicable)

________________________
Signature and Date

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                            EXHIBIT G

                                FORM OF ERISA REPRESENTATION LETTER

                                        _____________, 20__

Residential Funding Mortgage Securities II, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware  19890

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

[CERTIFICATE REGISTRAR]

               Re:   Residential Funding Mortgage Securities II, Inc.
                     Home Loan-Backed Certificates, Series 2006-HI4

Dear Sirs:

               __________________________________   (the  "Transferee")   intends  to  acquire  from
_____________________  (the  "Transferor")  a ___%  Certificate  Percentage  Interest of Residential
Mortgage Securities II, Inc. Home Loan-Backed  Certificates,  Series 2006-HI4 (the  "Certificates"),
issued pursuant to an Amended and Restated Trust Agreement (the "Trust  Agreement")  dated September
28, 2006 among  Residential  Funding  Mortgage  Securities II, Inc., as depositor (the  "Depositor")
and Wilmington Trust Company,  as trustee (the "Owner  Trustee").  Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the Trust Agreement.

               The Transferee hereby certifies,  represents and warrants to, and covenants with, the
Depositor, the Owner Trustee, the Certificate Registrar and the Master Servicer that:

               (1)    The  Transferee  is not an employee  benefit plan or other plan subject to the prohibited  transaction provisions of ERISA or Section 4975 of the Code (each, a "Plan"), or any Person  (including,  without  limitation,  an insurance  company  investing  its general accounts,  an investment  manager,  a named fiduciary or a trustee of any Plan) who is using
        "plan assets," within the meaning of the U.S. Department of Labor regulation  promulgated at
        29  C.F.R.  Section  2510.3-101,  of any Plan  (each,  a "Plan  Investor")  to  effect  such acquisition; or

               (2)    The Transferee has provided the Depositor,  the Owner Trustee, the Certificate
        Registrar and the Master  Servicer with an opinion of counsel  acceptable to and in form and substance  satisfactory to the Depositor,  the Owner Trustee, the Certificate  Registrar and
        the Master  Servicer to the effect that the  purchase  and  holding of this  Certificate  is permissible  under applicable law, will not constitute or result in a non-exempt  prohibited transaction  under  Section  406 of  ERISA  or  Section  4975  of the  Code  (or  comparable provisions of any  subsequent  enactments),  and will not subject the  Depositor,  the Owner
        Trustee,  the  Certificate  Registrar and the Master Servicer to any obligation or liability
        (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in the  Agreement,  which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate Registrar or the Master Servicer.

               In  addition,  the  Transferee  hereby  certifies,  represents  and  warrants to, and covenants  with,  the  Depositor,  the Owner  Trustee,  the  Certificate  Registrar  and the  Master
Servicer that the  Transferee  will not transfer such  Certificates  to any  transferee  unless such transferee meets the requirements set forth in either (1) or (2).

                                            Very truly yours,

                                            _________________________________________

                                            By:
                                            Name:
                                            Title: